                     THE STRONG
                         CASH
                       MANAGEMENT  Funds

                      SEMI-ANNUAL REPORT o AUGUST 31, 1996

[PHOTO OF CHILDREN]
[PIE CHART]
[BAR GRAPH]


                               Money Market Funds
                         THE STRONG HERITAGE MONEY FUND
                     THE STRONG MUNICIPAL MONEY MARKET FUND

                             Ultra-Short Bond Funds
                      THE STRONG MUNICIPAL ADVANTAGE FUND
                           THE STRONG ADVANTAGE FUND

                              [STRONG FUNDS LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                     THE STRONG
                         CASH
                       MANAGEMENT  Funds


                      SEMI-ANNUAL REPORT o AUGUST 31, 1996

                                Table of Contents

INVESTMENT REVIEWS
       The Strong Heritage Money Fund................................2

       The Strong Municipal Money Market Fund........................4

       The Strong Municipal Advantage Fund...........................6

       The Strong Advantage Fund.....................................8


FINANCIAL INFORMATION
       Schedules of Investments in Securities

            The Strong Heritage Money Fund..........................10

            The Strong Municipal Money Market Fund..................13

            The Strong Municipal Advantage Fund.....................21

            The Strong Advantage Fund...............................24

       Statements of Operations.....................................29

       Statements of Assets and Liabilities.........................30

       Statements of Changes in Net Assets..........................31

       Notes to Financial Statements................................32


FINANCIAL HIGHLIGHTS................................................35

The Strong  HERITAGE MONEY Fund
================================================================================
The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.

In addition, the Strong Heritage Money Fund is designed to provide a higher yield over time than typical money funds. It seeks to do so by keeping costs low. Investors must maintain higher account balances, enabling the Fund to reduce costs through economies of scale. And, with certain exceptions, investors are charged a fee on transactions that is paid back to the Fund, helping to further defray costs.

YIELD SUMMARY(1)
as of 9-10-96

7-DAY CURRENT YIELD
5.61%

7-DAY EFFECTIVE YIELD
5.76%

AVERAGE MATURITY
as of 8-31-96
57 days

[PHOTO OF STATUE]

IMPRESSIVE PERFORMANCE CONTINUED
The Strong Heritage Money Fund continued to perform exceptionally well. For the periods ended 8-31-96, the Fund ranked #1 since inception (6-30-95) and #2 for the 1-year period, out of 281 and 287 money funds, respectively, by Lipper Analytical Services, Inc., based on total return. The Fund was also ranked #1 for yield among the 223 general purpose money funds tracked by IBC's Money Fund Report(TM), a service of IBC Financial Data Inc., for the 7 days ended 9-10-96.(1)


INTEREST RATES TAKE OFF
As 1996 began, the consensus economic view was for weak growth in the U.S. economy. Gross domestic product estimates were being revised downward, and some economists even projected a recession beginning in the first half of the year.

However, an unexpectedly strong employment report--indicating that a much larger than anticipated number of jobs were created in February--shattered this pessimistic view of the economy, and subsequent economic data tended to support the idea that the economy was strengthening rather than weakening. As the accompanying chart illustrates, the result was that interest rates--and therefore yields--staged an abrupt reversal and headed


3-MONTH TREASURY BILL YIELDS HEADED HIGHER
3 Month T-bill Yields through 8-30-96
Source: Bloomberg

2-96              5.03%
3-96              5.14%
4-96              5.15%
5-96              5.18%
6-96              5.16%
7-96              5.31%
8-96              5.28%
higher. Short-term rates (as measured by 3-month T-Bills) moved from 5.03% at the end of February to 5.28% by the end of August, and this move was modest compared to that of longer maturities.

OUR STRATEGY: TRIM THE SAILS SLIGHTLY
Although the market's view of the economy changed a great deal during the last six months, our view changed little over this period. We never expected a recession to occur this year, while the market swung from fear of a recession to an equal fear of too-rapid growth. Thus, we needed to make only slight calibrations, rather than major shifts, to keep the Fund performing well.

As March began, the Fund was positioned somewhat aggressively, with an average maturity of 76 days. This enabled the Fund to lock in attractive yields for a longer period of time as interest rates trended down through the first two months of 1996. When interest rates reversed course in March, we began to gradually shorten the Fund's maturity to a more neutral maturity (between 50 and 60 days, generally). Shortening the Fund's maturity helped to reduce the negative impact of rising rates. We maintained this neutral maturity through the end of August.


RATES MAY MOVE SLIGHTLY HIGHER NEAR-TERM
During recent months, the economy has continued to show sustained strength, particularly in the form of lower unemployment and hints of accelerating wage growth. As a result, there is a reasonable chance that the Federal Reserve will raise short-term rates by 0.25%-0.50% before the year is out. In fact, the market appears to have already priced in such a tightening by ratcheting up short-term rates during July.

That said, from this point it is difficult to justify a sustained move in rates in either direction, at least for the near term. In our view, the underlying fundamentals of the U.S. bond market remain positive. We expect to see growth in the gross domestic product near 2.5% this year, which we believe should pose no threat to the current subdued level of inflation.

As always, we thank you for your confidence and remain committed to meeting your investment needs in the future.

Cordially,




/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager
[PHOTO OF JAY N. MUELLER]

1 Yields are annualized for the 7-day period ended 9-10-96. Due to an accounting adjustment, the yields reported for the 7-day period ended 8-30-96 were less than the yield actually produced by the Fund. The yields for the 7-day period ended 9-10-96 are a more accurate representation of the Fund's true yield. Effective yields reflect the compounding of income. Investments in the Fund are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its stable net asset value of $1.00 per share. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.50% in management fees and absorbed 0.08% in expenses for the Fund. Otherwise, the Fund's current yield would have been 5.03%, and its effective yield would have been 5.16%.

The Strong  MUNICIPAL MONEY MARKET Fund
================================================================================
The Strong Municipal Money Market Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity.(1) The Fund invests solely in high quality, short-term municipal obligations that present minimal credit risk.

LIPPER RANKINGS
Based on total return through
the period ending 8-31-96(2)
 ................................................................................
   1-year                     #1 of 133
 ................................................................................
   3-year                     #1 of 108
 ................................................................................
   5-year                     #1 of 91
 ................................................................................
   Since inception            #1 of 57
 ................................................................................
Please note that all rankings are historical and do not represent future results.


THE TOP FUND IN ITS CATEGORY
The Fund has continued to provide shareholders with outstanding performance. Based on total return through August 31, 1996, the Fund ranked #1 of all tax-exempt money market funds tracked by Lipper Analytical Services, Inc. for the 1-year, 3-year, 5-year, and since inception periods.(2)

The Fund also continues to provide investors with an attractive yield. As of August 30, 1996, the Municipal Money Market Fund's 7-day current yield was 3.43% and its 7-day effective yield--which reflects compounding--was 3.49%.(3) The accompanying table shows the Fund's equivalent taxable yield for each of 1996's federal income tax brackets.


ECONOMIC STRENGTH PROMPTS A RISE IN RATES
Most market watchers were caught off guard by rising interest rates during the first quarter of 1996. The economic consensus coming into the year had been for continued weak economic growth and low inflation. But, when data was released (following a government shutdown), the economy appeared to be experiencing stronger-than-expected growth. The announcement that a surprisingly large number of new jobs were created in February added fuel to the forecasts for renewed economic strength. In response, long-term rates moved up sharply; short-term rates also rose, but not nearly as much.

Even though inflation remained under control, the market pushed yields higher through the second quarter on fear that the Federal

Reserve Board would boost short-term interest rates in an effort to put a damper on economic growth. While the market seemed to settle down in August, interest rates remained significantly higher than they were at the beginning of the year.


OUR STRATEGY: AVOID THE "TEETER-TOTTER" EFFECT
If there was one factor that accounted for the Fund's solid performance during the six-month period ended August 31, it was our waiting out the "teeter-totter" effect. Often, when long-term interest rates rise, as they did in the first half of 1996, investors seek a safe haven from falling long-term bond prices and a volatile stock market. Of course, there are few safer havens than money market funds. So assets will typically pour into money funds, which forces short-term yields down due to strong demand for money market-type instruments. As a result, you get a "teeter-totter" effect: long rates rise while short rates fall. It's an illogical state of affairs, but also a predictable one.

This is what happened during the first half of the year. Our response was simply to stop buying longer issues when yields fell below a certain level ("longer" for us meaning 6-12 months). Our conviction was that, at some point, the relationship between long-term rates and short-term rates would re-establish itself,

YIELD SUMMARY(3)
as of 8-30-96

7-DAY CURRENT YIELD
3.43%

7-DAY EFFECTIVE YIELD
3.49%

AVERAGE MATURITY
59 days
and short-rates would pop back up. This happened in late spring/early summer. As a result, we weren't stuck with a substantial amount of low-yielding, 6-12 month paper, and the Fund was able to maintain an attractive yield despite the market's gyrations.

RATES LIKELY TO STAY IN A RANGE
Currently, there appears to be a growing consensus that the present rate of economic growth is unsustainable, particularly if the Federal Reserve raises short-term rates before year-end, as most market watchers expect. In fact, the market has already priced in at least one Fed tightening. So from this point, there seems little evidence to build a case that rates will move substantially in one direction or another.

We continue to believe the environment for short-term municipals is very good, and that the Fund will remain very competitive. Assets under management in the Fund at the end of August were at an all-time high of $1.7 billion, which we take as a vote of confidence by more and more shareholders.

We appreciate the opportunity to serve your investment needs, and we look forward to helping you pursue your financial goals in the years to come.

Sincerely,




/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager
[PHOTO OF STEVEN D. HARROP]

--------------------------------------------------------------------------------
                           EQUIVALENT TAXABLE YIELDS(3)
                                  as of 8-30-96

                                                            YOUR TAX-EXEMPT
                                                           EFFECTIVE YIELD OF
                                                                  3.43%
                                          MARGINAL         IS EQUIVALENT TO A
   JOINT RETURN       SINGLE RETURN       TAX RATE          TAXABLE YIELD OF:
================================================================================
     $40,101-           $24,001-
      96,900             58,150             28%                   4.76%
========================================================================
     $96,901-           $58,151-
     147,700            121,300             31%                   4.97%
========================================================================
    $147,701-          $121,301-
     263,750            263,750             36%                   5.36%
========================================================================
       over               over
    $263,750           $263,750             39.6%                 5.68%
========================================================================
The chart reflects 1996 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $117,950 should consult their tax advisor to determine their actual 1996 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
--------------------------------------------------------------------------------
1 An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable share price of $1.00.
2 The since-inception ranking is based on performance from 10-31-86 to 8-30-96 for tax-exempt money market funds tracked by Lipper. From time to time, the Fund's advisor has waived its management fee, which has resulted in higher returns.
3 Yields are annualized for the 7 days ended 8-30-96, are historical, and will vary. Effective yield assumes reinvested income.

The Strong  MUNICIPAL ADVANTAGE Fund
================================================================================
The Fund seeks federally tax-exempt current income with a very low degree of share price fluctuation. The fund invests primarily in ultra short-term, investment-grade municipal obligations, and maintains an average effective portfolio maturity of one year or less.

AS OF 8-30-96
30-Day Yield(1)
4.93%

AVERAGE EFFECTIVE MATURITY(2)
0.8 year

AVERAGE CREDIT QUALITY(3)
AA

AMERICA'S FIRST
The Strong Municipal Advantage Fund is America's first ultra-short municipal bond fund - the first to combine the benefits of ultra-short and municipal investing. Because the Fund permits a low degree of share price fluctuation, it can pursue higher returns than money funds, which seek to maintain a stable share price. At the same time, it provides the added benefit of income exempt from federal income taxes.

The Fund continues to provide investors with an attractive yield. As of August 30, 1996, the Strong Municipal Advantage Fund's 30-day current yield was 4.93%.(1) The following table shows the Fund's equivalent taxable yield for each of 1996's federal income tax brackets.


A STRENGTHENING ECONOMY PROMPTS HIGHER RATES
Coming into the year, many investors and analysts had expected the slowing economic growth that marked 1995 to continue into 1996. Some analysts even predicted a recession beginning in the first half of the year, and the Federal Reserve Board cut its discount rate to 5.00% in January, a continuation of the easing trend it began the prior year.

The expectation for slow growth reversed course abruptly in February, however, as news of stronger growth in the economy--in particular, an unexpectedly large number of new jobs--led many to believe that the economy was entering a sustained period of accelerating growth.

Consequently, interest rates rose--the yield on the 30-year U.S. Treasury bond increased to 7.12% from 6.47% six months earlier, while the three-year Treasury note increased 0.97% to close August at 6.51%. Short-term rates also rose, though less dramatically. The yield on the one-year Treasury bill climbed 0.68%, from 5.22% to 5.90%, over the same period.


THE MARKET'S TURBULENCE HELPED THE FUND GROW RAPIDLY
The gyrations that the market underwent from February through August drew attention to the Municipal Advantage Fund. In such conditions, investors tend to move from volatile long-term bond investments and fluctuating stocks into shorter, less-volatile instruments. As a result, the Fund experienced strong asset growth, rising from $138 million on March 1, 1996, to nearly $400 million at the end of August.

--------------------------------------------------------------------------------
                          EQUIVALENT TAXABLE YIELDS(1)
                                  as of 8-30-96

                                                       YOUR TAX-EXEMPT
                                                      EFFECTIVE YIELD OF 4.93%
                                     MARGINAL         IS EQUIVALENT TO A
   JOINT RETURN    SINGLE RETURN     TAX RATE          TAXABLE YIELD OF:
================================================================================
     $40,101-        $24,001-
      96,900          58,150           28%                   6.85%
================================================================================
     $96,901-        $58,151-
     147,700         121,300           31%                   7.14%
================================================================================
    $147,701-       $121,301-
     263,750         263,750           36%                   7.70%
================================================================================
        over            over
    $263,750        $263,750           39.6%                 8.16%
--------------------------------------------------------------------------------
The chart reflects 1996 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $117,950 should consult their tax advisor to determine their actual 1996 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

Also benefiting the Fund was a decline in money fund yields, which was precipitated by an onslaught of demand as investors migrated to "safe harbors." As money fund yields declined, many investors looked for a way to help support their income without taking on significantly more risk. The Strong Municipal Advantage Fund provided them with such an option.

Our strategy during this time was to alter the fund from a "barbell" strategy--i.e., concentrating assets in both very short-term and fairly long-term instruments--to a "laddered" strategy of spreading assets more evenly among varying maturities. This change enabled us to "fill in the barbell" with intermediate-term securities (for us, "intermediate" meaning 1-3 years) that we believed offered attractive value in the wake of investors' flight to safety.

FUNDAMENTALS IN THE MARKET APPEAR POSITIVE
Despite indications of stronger economic growth, inflation has remained subdued. Moreover, we would expect any lingering worries of higher inflation to subside if the Federal Reserve boosts the federal funds rate before year end, as most market watchers expect. In fact, the market appears to have already priced in such an event. Therefore, while rates may fluctuate in the near term, we don't believe the fundamentals in the U.S. bond market presage a dramatic change.

Thank you for your investment in the Strong Municipal Advantage Fund. We appreciate the opportunity to serve your investment needs, and remain committed to providing you with top-quality investment results.

Sincerely,




/s/Steven D. Harrop
Steven D. Harrop
Portfolio Manager
[PHOTO OF STEVEN D. HARROP]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT                  TOTAL RETURN(4)
11-30-95 through 8-31-96                           11-30-95 through 8-31-96
                                                             3.82%

       The Strong Municipal                Lehman Brothers
         Advantage Fund               1-year Municipal Bond Index*
11-95       10,000                              10,000
12-95       10,085                              10,038
1-96        10,124                              10,095
2-96        10,143                              10,119
3-96        10,145                              10,126
4-96        10,166                              10,150
5-96        10,233                              10,176
6-96        10,271                              10,226
7-96        10,355                              10,269
8-96        10,382                              10,290

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-Year Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------
* The Lehman Brothers 1-year Municipal Bond Index is an unmanaged index generally representative of the 1-year tax-exempt bond market. Source of the index data is Micropal.
1 Yield is annualized for the 30 days ended 8-30-96, is historical, and will vary. Since the Fund's inception, the Fund's advisor has waived its management fee of 0.60% and absorbed Fund expenses of 0.11%. Otherwise, current yield would have been 4.22% and returns would have been lower.
2 The Fund's average effective maturity includes the effects of futures contracts, and anticipated calls.
3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the advisor.
4 Total return measures aggregate change in the value of an investment in the Fund assuming reinvestment of dividends. Total return is not annualized.

The Strong  ADVANTAGE Fund
================================================================================
The Strong Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade debt obligations, and its average effective portfolio maturity will normally be one year or less.


THE FUND'S STRONG PERFORMANCE CONTINUED
The Strong Advantage Fund turned in solid performance for the six-month period ended August 31, providing attractive returns versus both its ultra-short competition and versus money market funds. Compared to its ultra short obligation category, the Fund placed in the top quarter for the 1-year period, and ranks #1 for the 5-year and since inception periods, ended August 31, 1996.

The Fund's total return for the six-month period was 2.97%, which compares favorably with the 2.24% total return achieved by the average money market fund as tracked by the Lipper Money Market Funds Index.(1) (Of course, unlike a money fund, the Advantage Fund's share price will vary. The Fund also has a slightly longer maturity and may invest in lower quality bonds than can money funds.)


[PHOTO OF ANCIENT RELICS]
LIPPER RANKINGS
Based on total return through
the period ending 8-31-96(2)
 ...........................................
   1-year                      #5 of 26
 ...........................................
   5-year                      #1 of 9
 ...........................................
   Since inception             #1 of 6
 ...........................................
Please note that all rankings are historical and do not represent future results.


AS OF 8-30-96
ANNUALIZED 30-DAY YIELD(3)
6.31%

AVERAGE EFFECTIVE MATURITY(4)
0.40 years

AVERAGE CREDIT QUALITY(5)
A


RATES UP ON STRONGER ECONOMIC DATA
The six-month period ended August 31, 1996, was characterized by rising interest rates, but less so at ultra-short maturities (6-12 months) than at longer maturities. Going into February 1996, bond prices were riding high, reflecting expectations for tepid economic growth, and optimistic projections for everything from a balanced budget agreement to meaningful progress on a potential "flat tax" package.

This euphoria abruptly reversed when February's employment report was dramatically stronger than expected, indicating that the economy might be growing faster than consensus expectations. This report, and subsequent data which also suggested that the economy was strengthening, prompted investors to anticipate rising interest rates, resulting in a sharp price correction, particularly on longer-term bonds. This correction continued, in fits and starts, through August.

OUR STRATEGY: STAY THE COURSE
The Fund's ultra-short maturity helped shield the Fund from the majority of the market turbulence that followed in the wake of the first quarter's surprising economic data. Also helpful was our emphasis on income generation, as high-yielding, lower-quality bonds are typically less affected by interest rate changes than their higher-quality counterparts.

As rates rose we were able to buy several corporate bonds from good companies whose yields had been pushed up to fairly attractive levels.

ASSET ALLOCATION
Based on net assets as of 8-31-96

Corporate Bonds               63.1%
Non-Agency Mortgage & Asset-
 Backed Securities            26.1%
U.S. Government &
 Agency Issues                 3.3%
Preferred Stock                1.3%
Short-Term Investments         6.2%

This allocation does not reflect any futures positions held by the Fund.

These purchases included what we like to call "cushion bonds," which are simply bonds that are likely to be called back by the issuer in the near future. Because they are actually long-maturity bonds, they offer fairly attractive yields. But the fact that they will likely be paid off soon means they generally trade like short-maturity bonds, which lowers their potential risk. Also, they tend to be less closely followed than money market-type instruments, so you can find some good values if you do your homework. This has started to become particularly true lately, because of an increase in supply of these types of bonds--many issued in 1991 with a 5-year call date are now coming onto the market. Previously, these bonds had been in short supply, because few were issued during the high-yield bond market's '89-'90 correction.


WE EXPECT RATES TO STAY IN A RANGE
While economic indicators continue to suggest modest economic growth, there appears to be little evidence of pent-up demand or a ground swell of underlying strength that could lead to higher inflation long-term. Therefore, we expect the market to continue to focus on short-term data, leading to sharp ups and downs within a fairly confined range.
8

For us, such a choppy rate environment would likely prompt us to maintain a neutral duration, and to look for value on an individual bond basis, focusing on those bonds that offer an incremental yield advantage.

Regardless, the short-term nature of this Fund means it is less affected by rate moves and economic trends than longer-term investments. In the ultra-short market, it's active management and careful research that produce attractive results. We believe our investment performance illustrates that we've been adept at both.

Thank you for your investment in the Strong Advantage Fund. We appreciate your continued confidence.

Sincerely,




/s/ Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager
[PHOTO OF JEFFREY A. KOCH]

================================================================================
GROWTH OF AN ASSUMED $10,000 INVESTMENT                          AVERAGE ANNUAL
from 11-25-88 to 8-31-96                                        TOTAL RETURNS(1)
                                                                 as of 8-31-96
                                             Lipper Ultra
         The Strong          1-Year        Short Obligation          1-YEAR
        Advantage Fund   Treasury Bill*      "Average"*               6.23%
11-88      10,026            10,003           10,008
12-89      11,052            11,049           11,003                 3-YEAR
12-90      11,783            12,035           11,890                  5.81%
12-91      13,036            13,087           12,776
12-92      14,134            13,720           13,306                 5-YEAR
12-93      15,250            14,244           13,844                  7.10%
12-94      15,792            14,620           14,285
12-95      16,978            15,803           15,225             SINCE INCEPTION
8-96       17,645            16,323           15,708               (on 11-25-88)
                                                                       7.59%


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") and the Lipper Ultra Short Obligation "Average." Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indices' performance was prorated for the month of November, 1988.
================================================================================
* The Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") is an unmanaged index generally representative of the performance of a Treasury security with approximately one year to maturity. The Lipper Ultra Short Obligation "Average" represents funds that invest at least 65% of assets in investment grade debt issues, or better, and maintains a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Micropal. Source of the Lipper data is Lipper Analytical Services, Inc.
1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends. Average annual total return reflects annualized change, while total return reflects aggregate change. The Lipper Money Market Funds Index is an equally-weighted performance index, adjusted for capital gains and distributions and income dividends of the largest qualifying funds in this Lipper category.
2 The since inception ranking is based on performance from 11-30-88 to 8-31-96 for ultra short obligation funds tracked by Lipper. From time to time, the Fund's advisor has waived its management fee, which has resulted in higher returns.
3 Yield is annualized for the 30 days ended 8-30-96, is historical and will vary.
4 The Fund's average effective maturity includes the effect of futures and options contracts, and anticipated calls.
5 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULES OF INVESTMENTS IN SECURITIES                                                                August 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT 1.5%
Advanta National Bank                                                           $15,000         5.18%      2/07/97     $15,070
                                                                                  7,000         5.88       4/04/97       7,000
                                                                                                                        ------
TOTAL CERTIFICATES OF DEPOSIT                                                                                           22,070

COMMERCIAL PAPER 83.0%
Aetna Life & Casualty Company                                                    43,700         5.50       9/05/96      43,687
                                                                                 25,000         5.53      10/02/96      24,889
Albion Capital Corporation:
  (Acquired 6/27/96; Cost $14,787) (b)                                           15,000         5.55      10/01/96      14,935
  (Acquired 7/11/96; Cost $19,713) (b)                                           20,000         5.61      10/11/96      19,881
American Honda Finance Corporation                                               16,000         5.50       9/19/96      15,961
                                                                                 16,200         5.40       9/26/96      16,144
Anaheim, California Electric System                                              11,000         5.61      11/01/96      11,000
Anchor Funding Corporation (Acquired 7/19/96; Cost $28,629) (b)                  28,900         5.45       9/19/96      28,830
Asset Backed Capital Financial:
  (Acquired 8/22/96; Cost $3,362) (b)                                             3,400         5.35      11/06/96       3,368
  (Acquired 8/14/96; Cost $4,424) (b)                                             4,500         5.40      12/04/96       4,438
Atlas Funding Corporation                                                         9,200         5.43       9/30/96       9,163
Avon Capital Corporation                                                          6,800         5.46       9/19/96       6,784
Brazos River Authority, Texas PCR                                                 9,425         5.55       9/17/96       9,425
Broadway Capital Corporation (Acquired 7/11/96; Cost $3,220) (b)                  3,265         5.58      10/07/96       3,248
CSC Enterprises                                                                  26,500         5.50       9/06/96      26,488
                                                                                  8,000         5.48      10/17/96       7,947
Calcasieu Parish, Louisiana                                                      15,000         5.50      10/23/96      15,000
Calcot, Ltd.                                                                      4,000         5.47       9/06/96       3,998
Cigna Corporation                                                                 9,800         5.45      11/04/96       9,708
                                                                                 14,000         5.41      11/22/96      13,832
Coca-Cola Enterprises, Inc.                                                      13,500         5.36      11/14/96      13,355
Creative Capital Corporation:
  (Acquired 8/27/96; Cost $7,314) (b)                                             7,400         5.45      11/12/96       7,322
  (Acquired 8/16/96 - 8/20/96; Cost $11,129) (b)                                 11,280         5.44      11/14/96      11,157
Diamond Asset Funding Corporation                                                 8,200         5.40      10/31/96       8,129
Dynamic Funding Corporation                                                       7,000         5.63       9/13/96       6,989
                                                                                  2,000         5.49       9/18/96       1,995
                                                                                  5,500         5.60       9/25/96       5,481
                                                                                 10,512         5.60       9/30/96      10,468
                                                                                  4,000         5.60      10/07/96       3,979
                                                                                 11,500         5.50      10/15/96      11,426
                                                                                 10,000         5.61      10/31/96       9,910
                                                                                  6,435         5.44      11/07/96       6,372
                                                                                  8,500         5.45      12/11/96       8,373
EG & G, Inc.                                                                      5,000         5.38       9/17/96       4,990
Embarcadero Center-Venture Four                                                   3,600         5.45      10/04/96       3,583
Finova Capital Corporation                                                        3,000         5.42       9/03/96       3,000
                                                                                 27,300         5.50       9/12/96      27,262
                                                                                 10,000         5.44       9/19/96       9,976
                                                                                 15,000         5.55       9/23/96      14,954
                                                                                  5,000         5.51      10/09/96       4,972
                                                                                  7,000         5.40      10/16/96       6,955
                                                                                  3,000         5.37      11/20/96       2,965
First Data Corporation                                                           15,000         5.53      10/08/96      14,919
                                                                                 10,825         5.50      10/16/96      10,754
                                                                                  8,100         5.50      10/18/96       8,044
GTE Finance Corporation                                                           2,500         5.44       9/05/96       2,499
General Motors Acceptance Corporation                                            10,000         5.53      10/21/96       9,926
Gotham Funding Corporation (Acquired 8/15/96; Cost $15,687) (b)                  15,800         5.40      10/02/96      15,731
Green Tree Financial Corporation                                                 21,000         5.40       9/17/96      20,956
Heller Financial, Inc.                                                           20,000         5.58       9/10/96      19,978
                                                                                 16,000         5.58       9/11/96      15,980
                                                                                  7,000         5.45      11/13/96       6,925
                                                                                 22,400         5.45      11/21/96      22,132
Heller International Corporation                                                  5,000         5.52      11/20/96       4,940
                                                                                  5,000         5.55      11/25/96       4,936
Household International, Inc.                                                    25,000         5.37      12/02/96      24,664
Iris Partners L.P.                                                                4,265         5.60      10/21/96       4,233
Jet Funding Corporation                                                          13,000         5.45      10/31/96      12,886
Johnson Controls, Inc.                                                              202         5.05     Upon Demand       202

                                            See notes to financial statements.

10

------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                                  $17,000         5.55%      9/09/96  $   16,984
                                                                                 25,000         5.53      10/01/96      24,892
                                                                                  8,600         5.54      10/10/96       8,551
Locap, Inc. (Acquired 7/12/96; Cost $6,560) (b)                                   6,623         5.50       9/12/96       6,614
Mercury Finance Corporation                                                       2,000         5.63       9/06/96       1,999
                                                                                 16,000         5.56       9/10/96      15,983
                                                                                 16,500         5.52       9/12/96      16,477
                                                                                 11,000         5.55       9/24/96      10,964
                                                                                  6,000         5.56      10/03/96       5,972
                                                                                  3,000         5.47      10/08/96       2,984
                                                                                  5,000         5.47      10/15/96       4,968
                                                                                  6,000         5.48      11/18/96       5,931
                                                                                  6,000         5.48      11/19/96       5,930
                                                                                  4,000         5.45      11/25/96       3,950
Mitsubishi Motors Credit of America, Inc.                                         1,700         5.40      10/17/96       1,689
National Fuel Gas Company                                                         5,000         5.42      12/06/96       4,929
New Hampshire State Business Finance Authority (Acquired 7/30/96; Cost $4,000) (b)4,000         5.48      10/04/96       4,000
New York GO                                                                       6,500         5.52      10/15/96       6,500
New York State Dormitory Authority                                                2,000         5.56       9/17/96       2,000
New York State Job Development Authority                                          7,700         5.55      11/05/96       7,700
                                                                                 12,990         5.51      11/19/96      12,990
                                                                                  6,675         5.55      11/20/96       6,675
                                                                                 15,980         5.51      11/21/96      15,980
Oakland-Alameda County, California Coliseum Authority                             9,860         5.55       9/18/96       9,860
                                                                                 10,100         5.55       9/25/96      10,100
Oklahoma State IFA                                                                3,000         5.70      11/01/96       3,000
Progress Funding Corporation                                                      3,989         5.63       9/03/96       3,989
                                                                                 13,700         5.57       9/18/96      13,668
                                                                                  4,300         5.57       9/23/96       4,287
                                                                                  4,900         5.63      10/10/96       4,872
                                                                                  5,000         5.60      10/15/96       4,967
                                                                                 10,400         5.42      10/25/96      10,319
                                                                                  3,600         5.62      10/31/96       3,567
Ruby Asset Funding Corporation                                                    5,000         5.50      10/11/96       4,971
Salomon, Inc.                                                                    25,000         5.52       9/11/96      24,969
                                                                                  2,400         5.46      11/18/96       2,372
                                                                                  8,600         5.48      11/19/96       8,499
                                                                                 13,000         5.50      11/26/96      12,833
San Diego, California IDR - San Diego Gas & Electric Company (Acquired 8/09/96 - 8/14/96;
  Cost $10,915) (b)                                                              10,915         5.50      11/08/96      10,915
Seiko Corporation of America                                                      9,000         5.48       9/20/96       8,977
Society of the New York Hospital Fund, Inc.                                       9,724         5.48       9/17/96       9,703
                                                                                  1,100         5.48      10/24/96       1,091
Sotheby's, Inc.                                                                   5,000         5.38       9/09/96       4,996
                                                                                  7,000         5.38       9/23/96       6,979
Spintab AB                                                                       25,000         5.42      10/16/96      24,838
                                                                                 20,500         5.37      11/20/96      20,261
Stellar Capital Corporation:
  (Acquired 7/17/96; Cost $11,090) (b)                                           11,195         5.51       9/16/96      11,173
  (Acquired 8/19/96; Cost $12,178) (b)                                           12,300         5.40      10/24/96      12,206
Strategic Asset Funding Corporation                                              26,750         5.55       9/30/96      26,639
                                                                                  7,400         5.48      12/30/96       7,267
Sumitomo Bank Capital Markets, Inc.                                              20,000         5.55       9/13/96      19,969
                                                                                 10,000         5.47      10/07/96       9,948
                                                                                 10,000         5.63      10/29/96       9,912
Sumitomo Corporation of America                                                   5,600         5.52       9/18/96       5,587
Sunshine State Governmental Finance                                              11,230         5.48       9/20/96      11,201
                                                                                  7,800         5.42      11/05/96       7,726
                                                                                  8,623         5.42      11/06/96       8,540
US WEST Capital Funding, Inc.                                                    10,000         5.58       9/09/96       9,991
                                                                                 10,000         5.47       9/18/96       9,977
                                                                                 10,000         5.45       9/19/96       9,976
                                                                                 10,000         5.50      10/17/96       9,933
Union Pacific Resources Group, Inc. (Acquired 7/11/96; Cost $22,003) (b)         22,230         5.50       9/16/96      22,186
                                                                                                                     ---------
TOTAL COMMERCIAL PAPER                                                                                               1,268,970

                                            See notes to financial statements.

                                                                                                                                  11

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                    August 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS 12.4%
AT&T Capital Corporation Medium Term Notes:
  Tranche #473, 8.03%                                                           $ 2,500         5.29%     12/30/96  $    2,522
  Tranche #483, 7.72%                                                            13,000         5.28       1/31/97      13,127
Advanta National Bank Senior Notes, 5.87%                                        25,000         5.88      11/21/96      25,000
Banponce Financial Corporation Medium Term Notes, Tranche #59, 8.32%              5,000         6.03       1/30/97       5,046
Chrysler Financial Corporation Medium Term Notes:
  Tranche #181, 7.61%                                                             7,920         5.96      10/30/96       7,940
  Tranche #241, 7.81%                                                             4,000         5.40       2/18/97       4,044
  Tranche #243, 7.63%                                                             3,600         5.69       2/24/97       3,633
  Tranche #280, 7.30%                                                             1,125         5.84       3/18/97       1,134
Cooper Industries, Inc. Medium Term Notes, 7.60%                                  3,000         6.06      10/15/96       3,005
Discover Credit Corporation Corporate Depositary Trust Transferrable Medium Term Notes,
  Series II, 7.81%                                                                5,000         5.79       3/18/97       5,053
First Interstate Bancorp Subordinated Notes, 12.75%                               4,200         5.94       5/01/97       4,383
General Motors Acceptance Corporation Medium Term Notes:
  7.50%                                                                           3,000         5.83       3/03/97       3,024
  7.90%                                                                           4,850         5.74       3/12/97       4,903
  Tranche #23, 5.00%                                                              3,300         5.17       1/27/97       3,298
  Tranche #59, 7.60%                                                              8,500         5.76       1/09/97       8,554
  Tranche #71, 5.05%                                                              8,500         5.61       2/11/97       8,479
  Tranche #90, 7.75%                                                              1,110         5.37       1/17/97       1,120
  Tranche #105, 7.70%                                                             1,500         5.24       1/24/97       1,514
  Tranche #123, 7.65%                                                             1,000         5.74       2/04/97       1,008
  Tranche #167, 6.00%                                                             2,400         5.81       3/24/97       2,402
  Tranche #187, 7.85%                                                             1,000         5.83       3/05/97       1,010
  Tranche #728, 8.375%                                                            2,000         7.26       9/04/96       2,000
  Tranche #757, 8.15%                                                             2,000         5.53       9/17/96       2,002
  Tranche #868, 5.20%                                                             8,000         5.05      12/13/96       8,003
  Tranche #883, 7.80%                                                             3,675         6.08      11/15/96       3,688
General Motors Acceptance Corporation Notes:
  7.75%                                                                          13,498         5.90       4/15/97      13,648
  8.00%                                                                           1,000         6.18      10/01/96       1,001
MGM Grand Hotel Finance Corporation First Mortgage Floating Rate Notes, 12.00%   32,200         6.72       5/01/97      34,927
Philip Morris Companies, Inc. Notes, 9.75%                                       10,000         6.10       5/01/97      10,234
Washington Gas Light Company Bonds, 7.875%                                        2,500         7.88       9/01/96       2,500
Waste Management, Inc. Liquid Yield Option Notes, Zero %                          4,550         5.86       6/30/97       1,809
                                                                                                                    ----------
TOTAL CORPORATE OBLIGATIONS                                                                                            190,011

TAXABLE MUNICIPAL VARIABLE RATE PUT BONDS 3.2%
Aurora, Kane & DuPage Counties, Illinois IDR                                      3,300         5.65       9/05/96       3,300
Bel Aire, LLC                                                                     4,585         5.60       9/05/96       4,585
Galliano Marine Services, Inc.                                                    5,880         5.60       9/05/96       5,880
Gardena, California First-Time Homebuyer Refunding Program                        5,250         5.75       9/04/96       5,250
Kinder-Care Learning Centers, Inc. Industrial Refunding - Kinder-Care
  Learning Centers, Inc. Projects                                                 4,500         5.53       9/04/96       4,500
Maine Regional Waste System, Inc.- Solid Waste Resource Recovery Revenue          2,200         5.60       9/04/96       2,200
Montgomery County, Pennsylvania IDA Revenue                                         730         5.55       9/05/96         730
New Jersey Sports & Exposition Authority Sports Complex
  Subordinated Refunding Revenue                                                  2,000         5.57       9/01/96       2,000
Passaic County, New Jersey GO Refunding                                          13,900         5.50       9/04/96      13,900
Thayer Properties, LLC                                                            3,175         5.60       9/05/96       3,175
Tifton Mall, Inc.                                                                 3,100         5.60       9/05/96       3,100
                                                                                                                    ----------
TOTAL TAXABLE MUNICIPAL VARIABLE RATE PUT BONDS                                                                         48,620
                                                                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES 100.1%                                                                               1,529,671
Other Assets and Liabilities, Net (0.1%)                                                                                (1,187)
                                                                                                                    ----------
NET ASSETS 100.0%                                                                                                   $1,528,484
                                                                                                                    ==========

                                            See notes to financial statements.

--------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND (continued)



--------------------------------------------------------------------------------
                                                        PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                NET ASSETS
--------------------------------------------------------------------------------
Non-Agency Asset Backed ................................... 17.1%
Personal & Commercial Lending ............................. 17.0
Automobile ................................................  8.2
Brokerage & Investment Management .........................  6.8
General Obligation ........................................  5.9
Insurance - Life ..........................................  4.5
Bank - Regional ...........................................  3.7
Industrial Development Revenue ............................  3.7
Finance - Miscellaneous ...................................  3.3
Foreign Corporate .........................................  3.0
Telecommunication Service .................................  2.6
Yankee Corporate ..........................................  2.6
Computer Software .........................................  2.3
Leisure Service ...........................................  2.3
Computer Service ..........................................  2.2
Insurance - Multi-Line ....................................  1.5
Oil - North American Exploration & Production .............  1.5
Consumer - Miscellaneous ..................................  1.4
Mortgage & Related Service ................................  1.4
Municipal Bonds ...........................................  1.4
Beverage - Soft Drink .....................................  0.9
Pollution Control Revenue .................................  0.9
Diversified Operations ....................................  0.7
Hospital Revenue ..........................................  0.7
Oil - North American Integrated ...........................  0.7
Single Family Mortgage Revenue ............................  0.6
Commercial Service ........................................  0.5
Cosmetic & Personal Care ..................................  0.4
Metals & Mining ...........................................  0.4
Aerospace & Defense .......................................  0.3
Agricultural Operations ...................................  0.3
Real Estate ...............................................  0.3
Water & Sewer Revenue .....................................  0.3
Machinery - Miscellaneous .................................  0.2
Natural Gas Distribution ..................................  0.2
Telecommunication .........................................  0.2
University Revenue ........................................  0.1
Other Assets and Liabilities, Net ......................... (0.1)
                                                           ------
Total                                                      100.0%
                                                           ======

------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 21.2%
ARIZONA 0.4%
Maricopa County, Arizona Pollution Control Corporation 7.75% PCR - Public
 Service Company of New Mexico Palo Verde Project                               $ 7,165         4.10%     11/01/96     $ 7,421

CALIFORNIA 4.0%
Contra Costa County, California 5.00% TRAN - West Contra
 Costa Unified School District                                                   16,000         4.76       1/24/97      16,015
Gardena, California 3.95% TRAN                                                    4,715         4.05       6/30/97       4,711
Los Angeles, California MFHR - Earthquake Rehabilitation Project (e)              9,800         4.75      12/01/96       9,800
North County, California Schools Financing Authority 4.75% TRAN                   4,200         4.16       7/01/97       4,220
Orange County, California 4.25% Recovery COP                                     11,095         4.10       7/01/97      11,108
Riverside County, California School Financing Authority 4.625%
 RAN School Districts Financing Program                                           6,000         4.06       7/17/97       6,029
South Coast, California Local Education Agencies Pooled 4.75% TRAN
  Program Note Participations                                                     6,500         4.08       6/30/97       6,535
Tuolumne County, California Board of Education 4.19% TRAN                         9,065         4.15       6/30/97       9,068
                                                                                                                        ------
                                                                                                                        67,486
COLORADO 0.7%
Aurora, Colorado 5.35% MFHR - Aurora Meadows Apartments Project                  11,750         5.35       9/01/96      11,750

                                            See notes to financial statements.
                                                                                                                                 13

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                    August 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS 6.8%
Lakemoor, Illinois MFHR Mortgage - Lakemoor Apartments Project (e):
  Series B                                                                      $50,000         4.63%     10/15/96    $ 50,000
  Series C                                                                       10,000         4.20       9/05/96      10,000
Oakbrook Terrace, Illinois MFHR - Renaissance Project (e)                        15,000         4.45      11/01/96      15,000
Oakbrook Terrace, Illinois MFHR - Renaissance Project (e)                        41,820         4.25      11/01/96      41,820
                                                                                                                      --------
                                                                                                                       116,820
INDIANA 0.6%
Lawrence, Indiana EDR - Charleston Bay Project (e)                               10,000         4.10       4/01/97      10,000

KENTUCKY 0.8%
Kentucky School Districts  4.18% TRAN COP                                        14,165         4.15       6/30/97      14,168

MICHIGAN 0.2%
Detroit, Michigan 5.80% GO Refunding                                              4,120         4.13       9/16/96       4,168

MINNESOTA 0.9%
Anoka, Dakota County and Washington County, Minnesota Housing and Redevelopment
  Authorities SFMR - GNMA Mortgage-Backed Securities Program - Municipal Exempt
  Receipts-Liquidity Optional Tender (e)                                         15,680         4.15      12/01/96      15,680

MISSOURI 2.8%
Missouri Health and Educational Facilities Authority School District 4.50%
 Advance Funding Program                                                         47,000         4.11       9/08/97      47,183

NEW MEXICO 1.2%
Bernalillo County, New Mexico MFHR - Westwood Villas Project (e)                  6,830         4.25       7/01/97       6,830
New Mexico Mortgage Finance Authority SFMR (e)                                   13,000         4.05       8/29/97      13,000
                                                                                                                      --------
                                                                                                                        19,830
NEW YORK 0.1%
Syracuse, New York Industrial Development Agency 4.20% Pilot Revenue Refunding    1,000         4.20      10/15/96       1,000

OHIO 1.7%
Cleveland, Ohio School District 5.85% TRAN                                       16,250         4.06      12/31/96      16,343
Ohio Housing Finance Agency Residential Mortgage Revenue - Mortgage-Backed
  Securities Program (e)                                                         13,000         4.00       8/13/97      13,000
                                                                                                                      --------
                                                                                                                        29,343
RHODE ISLAND 0.2%
Rhode Island Solid Waste Management Corporation 4.50% Landfill Lease              3,500         4.16       8/01/97       3,510

SOUTH DAKOTA 0.3%
South Dakota HDA Homeownership Mortgage (e)                                       5,000         4.05      10/24/96       5,000

WISCONSIN 0.5%
Wisconsin HDA EDA Home Ownership Revenue - MERLOTS (e)                            8,700         4.20       3/01/97       8,700
                                                                                                                      --------
TOTAL MUNICIPAL BONDS                                                                                                  362,059

MUNICIPAL COMMERCIAL PAPER 1.1%
UTAH
Tooele County, Utah Hazardous Waste Treatment Revenue - Union Pacific
  Corporation/USPCI, Inc. Project                                                 6,290         4.15      11/06/96       6,290
Tooele County, Utah Hazardous Waste Treatment Revenue - Union Pacific
  Corporation/USPCI, Inc. Project                                                13,000         4.15      11/07/96      13,000
                                                                                                                      --------
TOTAL MUNICIPAL COMMERCIAL PAPER                                                                                        19,290

ANNUAL PUT BONDS 5.8%
ALABAMA 0.3%
Mobile, Alabama IDB Annual Tender PCR - International Paper Company Project (e)   5,100         4.25      11/15/96       5,100

ARKANSAS 0.2%
Camden, Arkansas PCR - International Paper Company Project (e)                    2,785         4.25      11/15/96       2,785

DISTRICT OF COLUMBIA 0.5%
District of Columbia Supplemental Student Loan Revenue -
 The Consern Loan Program (e)                                                     9,000         4.05       7/01/97       9,020

FLORIDA 0.5%
Florida Housing Finance Agency MFHR - Wood Forest II Project (e)                  8,550         4.50      12/01/96       8,550

ILLINOIS 0.3%
Palatine, Illinois MFHR - Clover Ridge Apartments Project (e)                     5,720         4.40      12/15/96       5,720

                                            See notes to financial statements.
14


------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
KENTUCKY 0.9%
Pendleton County, Kentucky Self-Insurance Funding Revenue - Kentucky
 Association of Counties All Lines Fund (e)                                     $15,000         4.25%      7/01/97     $15,000

MINNESOTA 0.8%
Bass Brook, Minnesota Customized Purchase PCR Refunding - Minnesota
 Power & Light Company Project (e)                                                8,400         4.70       6/02/97       8,400
Cloquet, Minnesota Customized Purchase IDR Refunding - Minnesota Power & Light
  Company Project (e)                                                             2,450         4.70       6/02/97       2,450
Coleraine, Minnesota Customized Purchase IDR Refunding - Minnesota
 Power & Light Company Project (e)                                                1,695         4.70       6/02/97       1,695
Long Prairie, Minnesota IDR Refunding - Minnesota Power & Light
 Company Project (e)                                                              1,090         4.70       6/02/97       1,090
                                                                                                                       -------
                                                                                                                        13,635
NEW JERSEY 0.3%
Eastern States Tax-Exempt Mortgage Bond Trust (e)                                 4,855         5.19       3/01/97       4,855

PENNSYLVANIA 0.7%
Allegheny County, Pennsylvania Residential Finance Authority SFMR - GNMA
  Mortgage-Backed Securities Program (e)                                          2,110         4.25       6/01/97       2,110
Westmoreland County, Pennsylvania IDA Revenue - National Waste and Energy
 Corporation; Valley Landfill Expansion Project (e)                               9,900         4.38       5/01/97       9,900
                                                                                                                       -------
                                                                                                                        12,010
TENNESSEE 0.5%
Knox County, Tennessee 7.50% IDB IDR - Spartan Food Systems, Inc. Project         1,300         7.50      12/01/96       1,300
Maryville, Tennessee 7.50% IDB IDR - Spartan Food Systems, Inc. Project           1,300         7.50      12/01/96       1,300
Shelby County, Tennessee Health, Educational and Housing Facility Board Hospital
  Revenue - Methodist Health Systems, Inc. Project (e)                            6,700         4.05       8/01/97       6,700
                                                                                                                       -------
                                                                                                                         9,300
TEXAS 0.8%
Tarrant County, Texas HFC MFHR - Lincoln Meadows Project (e)                      4,375         4.30      12/01/96       4,375
Texas Department of Housing and Community Affairs MFMR Refunding - Folsom III
  Development Project (e)                                                         8,480         4.25      12/01/96       8,480
                                                                                                                       -------
                                                                                                                        12,855
                                                                                                                       -------
TOTAL ANNUAL PUT BONDS                                                                                                  98,830

SEMIANNUAL VARIABLE RATE PUT BONDS 3.2%
FLORIDA 0.4%
Lee County, Florida HFA SFMR - Multi-County Program                               6,260         3.85       2/15/97       6,260

LOUISIANA 0.8%
Louisiana Housing Finance Agency GNMA Collateralized SFMR Municipal Exempt
  Receipts - Liquidity Optional Tender                                           13,680         4.20      11/01/96      13,680

NEVADA 0.2%
Nevada Housing Division Single Family Program - Federally Insured or
  Guaranteed Mortgage Loans                                                       3,380         4.00      10/01/96       3,380

NEW YORK 0.4%
New York Mortgage Agency Homeowner Mortgage Revenue                               7,610         3.75      10/01/96       7,610

RHODE ISLAND 0.4%
Rhode Island Housing and Mortgage Finance Corporation Homeownership Opportunity   6,605         3.75      10/01/96       6,605

TEXAS 0.3%
Matagorda County, Texas Hospital District Hospital Revenue                        4,800         4.10       2/01/97       4,800

UTAH 0.2%
Utah Housing Finance Agency SFMR                                                  2,805         4.13       1/01/97       2,805

WISCONSIN 0.5%
Milwaukee, Wisconsin Redevelopment Authority MFHR - City Hall
 Square Apartments Project                                                        9,000         5.09       1/01/97       9,000
                                                                                                                       -------
TOTAL SEMIANNUAL VARIABLE RATE PUT BONDS                                                                                54,140

MONTHLY VARIABLE RATE PUT BONDS 1.7%
COLORADO 0.1%
Jefferson County, Colorado IDR - Anthony A. Petrarca/Cedarwood Construction
  Company, Inc. Project                                                           2,420         4.65      10/01/96       2,420

                                            See notes to financial statements.
                                                                                                                                 15

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                    August 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
MARYLAND 0.4%
Prince George's County, Maryland EDR Refunding - Capital
 View II Limited Partnership Facility                                           $ 6,380         4.20%     10/01/96     $ 6,380

MICHIGAN 0.1%
Michigan Job Development Authority IDR - Anthony A. Petrarca/Cedarwood
 Construction Company, Inc. Project                                               1,740         4.65      10/01/96       1,740

OHIO 0.2%
Summit County, Ohio Insured IDR - Anthony A. Petrarca/Cedarwood Construction
  Company, Inc. Project                                                           2,625         4.65      10/01/96       2,625

PENNSYLVANIA 0.2%
Pennsylvania Housing Finance Agency SFMR                                          4,090         4.13      10/01/96       4,090

MULTIPLE STATES 0.7%
Carolina Freight Tax Exempt Bond Grantor Trust                                    1,447         4.25      10/01/96       1,447
GAF Corporation Tax Exempt Bond Grantor Trust                                     4,300         4.10      10/01/96       4,300
Green Leaf Ventures, Inc. Tax Exempt Bond Grantor Trust                           4,000         4.50      10/01/96       4,000
Johnson Controls, Inc. Tax Exempt Bond Grantor Trust                              2,515         4.20      10/01/96       2,515
                                                                                                                       -------
                                                                                                                        12,262
                                                                                                                       -------
TOTAL MONTHLY VARIABLE RATE PUT BONDS                                                                                   29,517

WEEKLY VARIABLE RATE PUT BONDS 63.0%
ALABAMA 3.2%
Alabama IDA IDR:
  Decatur Aluminum Corporation Project                                            3,755         3.75       9/10/96       3,755
  Research Genetics, Inc. Project                                                 3,560         4.00       9/10/96       3,560
  Scientific Utilization, Inc. Project                                            3,500         3.85       9/10/96       3,500
  Whitesell Project                                                               5,000         4.00       9/10/96       5,000
Arab, Alabama IDB IDR - Syncro Corporation Project                                1,325         3.85       9/10/96       1,325
Birmingham, Alabama Baptist Medical Center - Special Care Facilities
 Financing Authority Revenue - Methodist Home for the Aging Project              12,085         3.85       9/10/96      12,085
Birmingham, Alabama Medical Clinic Board - Baptist Medical Centers
 Medical Clinic Revenue - Western Medical Systems, Inc. Project                   6,700         3.80       9/10/96       6,700
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project                       10,000         4.00       9/10/96      10,000
Grove Hill, Alabama IDB IDR - Hamilton Woods Veneer Project                       2,900         3.85       9/10/96       2,900
Madison County, Alabama MFHR Refunding:
  Autumn Wood Project                                                             2,995         3.80       9/10/96       2,995
  Pinehurst Project                                                               1,255         3.80       9/10/96       1,255
Montgomery, Alabama IDB IDR - Asphalt Contractors, Inc. Project                   1,400         4.00       9/10/96       1,400
                                                                                                                       -------
                                                                                                                        54,475
ARIZONA 1.4%
Chandler, Arizona IDA MFHR - Greentree Place Apartments Project                   6,722         5.78       9/10/96       6,722
Phoenix, Arizona IDA Airport Facility Revenue - America West
 Airlines, Inc. Project                                                          10,300         3.85       9/10/96      10,300
Tucson, Arizona IDA MFHR Refunding - Lincoln Garden Tucson Limited
 Partnership Project                                                              6,700         3.80       9/10/96       6,700
                                                                                                                       -------
                                                                                                                        23,722
ARKANSAS 1.0%
Conway County, Arkansas IDR - Cadron Creek Fibre Corporation Project              8,300         4.65       9/10/96       8,300
Magnolia, Arkansas IDR - American Fuel Cell and Coated Fabrics Company Project    3,855         3.90       9/10/96       3,855
Searcy, Arkansas IDR - Yarnell Ice Cream Company, Inc. Project                    2,800         4.00       9/10/96       2,800
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project                   2,000         4.10       9/10/96       2,000
                                                                                                                       -------
                                                                                                                        16,955
CALIFORNIA 7.4%
Fairfield, California IDA IDR - Medical Design Concepts Project                   1,000         4.25       9/10/96       1,000
Lancaster, California MFHR - Gangi Building Project                               2,200         4.45       9/10/96       2,200
Los Angeles, California MFHR - Channel Gateway Apartments                        44,500         3.80       9/10/96      44,500
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project    3,050         4.95       9/10/96       3,050
Ontario, California IDA IDR - P & S Development Project                           3,500         4.05       9/10/96       3,500
Orange County, California Apartment Development Revenue - WLCO LF Partners
 Project                                                                          5,600         4.15       9/10/96       5,600
Orange County, California Special Financing Authority Teeter Plan Revenue         7,500         4.36       9/10/96       7,500
Paramount, California Housing Authority MFHR Refunding - Century Place
 Apartments Project                                                               4,250         4.22       9/10/96       4,250
Riverside County, California IDA IDR - Medical Design Concepts IV Project         1,000         4.25       9/10/96       1,000
San Bernardino, California MFHR - Sandlewood Project                              7,500         4.05       9/10/96       7,500
San Bernardino County, California COP - 1992 Justice Center/Airport Improvements
  Refunding Project                                                               1,960         4.10       9/10/96       1,960
San Bernardino County, California Housing Authority MFHR
  Refunding - Brookside Meadows Project                                          18,000         4.75       9/10/96      18,000
                                            See notes to financial statements.

16

------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
San Diego, California Housing Authority MFHR - Nobel Court Apartments Project   $11,910         4.70%      9/10/96    $ 11,910
San Marcos, California Redevelopment Agency MFHR - San Marcos Retirement
 Village Project                                                                  7,100         4.29       9/10/96       7,100
Santa Fe Springs, California IDA - Tri-West Project                               4,000         4.10       9/10/96       4,000
Upland, California Apartment Development Revenue - Mountain Springs Project       3,900         4.15       9/10/96       3,900
                                                                                                                      --------
                                                                                                                       126,970
COLORADO 1.1%
Aurora, Colorado IDR - Optima Batteries, Inc. Project                             3,430         3.80       9/10/96       3,430
Jefferson County, Colorado IDR - Accutronics, Inc. Project                        2,500         4.00       9/10/96       2,500
Lakewood, Colorado Jefferson County IDR - Verden Associates -
 Holiday Inn Project                                                              1,505         4.25       9/10/96       1,505
Westminster, Colorado IDR - Lifecare International Project                        4,800         3.95       9/10/96       4,800
Westminster, Colorado MFHR - Lakeview Apartments Project                          7,150         4.20       9/10/96       7,150
                                                                                                                      --------
                                                                                                                        19,385
FLORIDA 5.5%
Brevard County, Florida IDR - U. S. Space Camp Foundation Project                 3,540         3.85       9/10/96       3,540
Broward County, Florida HFA MFHR - Sawgrass Pines Apartments Project             11,000         4.60       9/10/96      11,000
Dade County, Florida IDA IDR - Engelhard/ICC Project                              8,000         4.10       9/10/96       8,000
Dade County, Florida Solid Waste IDR - Montenay-Dade, Ltd. Project:
  Series 1988                                                                    36,240         3.75       9/10/96      36,240
  Series 1989                                                                     7,120         3.75       9/10/96       7,120
  Series 1990A                                                                   24,700         3.75       9/10/96      24,700
Palm Beach County, Florida IDR - QO Chemicals, Inc. Project                       4,000         4.40       9/10/96       4,000
                                                                                                                      --------
                                                                                                                        94,600
GEORGIA 0.8%
Cobb County, Georgia Development Authority IDR - Datagraphic, Inc. Project        2,655         3.85       9/10/96       2,655
Fulton County, Georgia Development Authority IDR - STO Corporation Project        3,800         4.00       9/10/96       3,800
Lee County, Georgia Development Authority Revenue -
 Woodgrain Millwork, Inc. Project                                                 6,000         4.00       9/10/96       6,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project                1,750         4.00       9/10/96       1,750
                                                                                                                      --------
                                                                                                                        14,205
ILLINOIS 7.1%
Cicero, Cook County, Illinois IDR - Harris Steel Company Project                  3,370         3.74       9/10/96       3,370
East Hazelcrest, Illinois EDR Refunding - Columbia Sussex Corporation Project       490         5.00       9/10/96         490
Evanston, Illinois IDR - Fountain Square Project                                  1,740         4.10       9/10/96       1,740
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project         965         4.20       9/10/96         965
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project       2,890         4.20       9/10/96       2,890
Illinois DFA EDR - Korex Corporation Project                                      4,000         4.01       9/10/96       4,000
Illinois DFA IDR:
  Associated Plastic Fabricators, Inc. Project                                    1,900         4.00       9/10/96       1,900
  Fleetwood Systems, Inc. Project                                                 5,260         3.75       9/10/96       5,260
  Homak Manufacturing Company, Inc. Project                                       7,185         3.85       9/10/96       7,185
  Jefferson Partners Limited Partnership - 216 South Jefferson Project            2,230         4.75      12/01/96       2,230
  SMF, Inc. Project                                                               4,315         3.80       9/10/96       4,315
  U.G.N., Inc. Project                                                            3,000         4.15       9/10/96       3,000
Merrionette Park, Illinois Industrial Project Revenue:
  Southwick & Weglarz Project                                                     6,365         4.15       9/10/96       6,365
  Weglarz & Taxman Project                                                        2,588         4.15       9/10/96       2,588
Puttable Tax-Exempt Receipts, Series PL-2B                                       45,000         3.90       9/10/96      45,000
Southwestern Illinois Development Authority Revenue - AEL
 Industries, Inc. Project                                                         5,765         3.90       9/10/96       5,765
Springfield, Illinois Airport Authority - Allied-Signal, Inc. Project             4,300         4.15       9/10/96       4,300
Woodridge, DuPage and Will Counties, Illinois MFHR Refunding - Hinsdale
 Lake Terrace Apartments Project                                                 20,760         4.35       9/10/96      20,760
                                                                                                                      --------
                                                                                                                       122,123
INDIANA 0.3%
Greencastle, Indiana EDR - H. A. Parts Products of Indiana Company Project        3,000         3.90       9/10/96       3,000
North Vernon, Indiana EDR - Oak Meadows Apartments Project                        2,780         3.80       9/10/96       2,780
                                                                                                                      --------
                                                                                                                         5,780
IOWA 0.9%
Cedar Rapids, Iowa IDR Refunding First Program - Columbus McKinnon
 Corporation Project                                                              1,245         4.15       9/10/96       1,245
Chillicothe, Iowa PCR Refunding - Iowa Southern Utilities Company Project:
  Series A                                                                        2,400         4.00       9/10/96       2,400
  Series B                                                                        1,000         4.00       9/10/96       1,000
Iowa Falls, Iowa IDR Refunding - GENPAK Corporation Project                       3,800         4.29       9/10/96       3,800
West Des Moines, Iowa Revenue - Woodgrain Millwork, Inc. Project                  6,700         4.00       9/10/96       6,700
                                                                                                                      --------
                                                                                                                        15,145
KANSAS 0.8%
Kansas DFA MFHR - First Kansas State Partnership, L. P. Project                   3,000         3.95       9/10/96       3,000
Kansas City, Kansas Private Activity Revenue - Ex-L-Tube of Kansas, Inc. Project  6,456         3.95       9/10/96       6,456
Osage City, Kansas Industrial Revenue - Marley Continental Homes
 of Kansas Project                                                                4,800         3.78       9/10/96       4,800
                                                                                                                      --------
                                                                                                                        14,256
                                            See notes to financial statements.
                                                                                                                                  17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                    August 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
KENTUCKY 4.5%
Berea, Kentucky IDR - Tokico Manufacturing Corporation Project                  $ 6,000         3.85%      9/10/96     $ 6,000
Bowling Green, Kentucky IBR - Bando Manufacturing of America, Inc. Project        3,645         4.15       9/10/96       3,645
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project         4,155         4.20       9/10/96       4,155
Jeffersontown, Kentucky IDR - Columbia Sussex Corporation Facility                6,430         5.00       9/10/96       6,430
Kentucky DFA IDR - Hesco Project                                                  5,800         3.95       9/10/96       5,800
Ohio County, Kentucky PCR - Big Rivers Electric Corporation Project              25,000         3.85       9/10/96      25,000
Ohio County, Kentucky PCR - Big Rivers Electric Corporation Project              11,600         3.80       9/10/96      11,600
Somerset, Kentucky IBR - Tibbals Flooring Company Project                        10,000         4.00       9/10/96      10,000
Walton, Kentucky IDR - Dynamec, Inc., a/k/a NAMCO, Inc. Project                   3,500         4.15       9/10/96       3,500
                                                                                                                       -------
                                                                                                                        76,130
LOUISIANA 1.2%
Lincoln Parish, Louisiana Facilities Revenue - Willamette
 Industries, Inc. Project                                                        15,000         4.05       9/10/96      15,000
New Orleans, Louisiana Aviation Board Revenue - Passenger
 Facility Charge Project                                                          4,620         4.15       9/10/96       4,620
                                                                                                                       -------
                                                                                                                        19,620
MARYLAND 0.5%
Charles County, Maryland Revenue - Chopp and Company, Inc. Facility               4,100         4.00       9/10/96       4,100
Washington County, Maryland EDR - Tandy Project                                   5,100         4.70       9/10/96       5,100
                                                                                                                       -------
                                                                                                                         9,200
MASSACHUSETTS 1.1%
Massachusetts Industrial Finance Agency IDR:
  Lightolier, Inc. Project                                                        4,400         4.00       9/10/96       4,400
  Portland Causeway Realty Trust                                                  2,600         4.29       9/10/96       2,600
  U. S. Tsubaki, Inc. Project                                                     4,700         4.50       9/10/96       4,700
Salem, Massachusetts IDFA IDR - Applied Extrusion Technologies, Inc. Project      6,500         4.29       9/10/96       6,500
                                                                                                                       -------
                                                                                                                        18,200
MICHIGAN 1.0%
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc. Project          1,400         5.28       9/10/96       1,400
Michigan Strategic Fund Limited Obligation Revenue - Coil Center
 Corporation Project                                                              8,850         4.40       9/10/96       8,850
Saline, Michigan EDC Limited Obligation Revenue - Associated Spring Project       7,000         4.30       9/10/96       7,000
                                                                                                                       -------
                                                                                                                        17,250
MINNESOTA 0.1%
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project                 1,800         3.95       9/10/96       1,800

MISSISSIPPI 0.7%
Panola County, Mississippi - Moog Automotive, Inc. Project                        3,500         3.85       9/10/96       3,500
Prentiss County, Mississippi IDR - Heidelberg Eastern Project:
  Series A                                                                        2,500         4.30       9/10/96       2,500
  Series B                                                                        6,650         4.40       9/10/96       6,650
                                                                                                                       -------
                                                                                                                        12,650
MISSOURI 2.6%
Berkeley, Missouri IDA Exempt Facility Revenue - St. Louis Air
 Cargo Services, Inc. Project                                                     7,775         3.75       9/10/96       7,775
St. Charles County, Missouri IDA IDR Refunding - Country Club
 Apartments Project                                                              25,000         3.96       9/10/96      25,000
St. Louis County, Missouri IDA - Hampton Inn Westport Associates Project          3,600         4.40       9/10/96       3,600
St. Louis County, Missouri IDA MFHR - Whispering Lakes Apartments Project         8,000         3.85       9/10/96       8,000
                                                                                                                       -------
                                                                                                                        44,375
NEBRASKA 0.6%
Douglas County, Nebraska IDR - QO Chemicals, Inc. Project                         3,500         4.40       9/10/96       3,500
Nebraska IFA Revenue Refunding - Redick Tower Project                             6,005         4.45       9/10/96       6,005
                                                                                                                       -------
                                                                                                                         9,505
NEVADA 0.3%
Nevada Department of Commerce IDR - Master-Halco, Inc. Project                    4,300         5.00       9/10/96       4,300

NEW HAMPSHIRE 0.3%
New Hampshire IDA Industrial Facility Revenue - Ferrofluidics
 Corporation - Nashua Series Project                                              5,000         4.25       9/10/96       5,000

NEW JERSEY 0.3%
New Jersey EDA - Center for the Aging                                             3,800         3.95       9/10/96       3,800
New Jersey EDA EDR - Hickory Industries, Inc. Project                             2,000         4.10       9/10/96       2,000
                                                                                                                       -------
                                                                                                                         5,800
NORTH CAROLINA 1.0%
Alleghany County, North Carolina Industrial Facilities and Pollution
 Control Financing Authority IDR - Spring-Ford Knitting Company, Inc. Project     2,500         3.70       9/10/96       2,500
Gaston County, North Carolina Industrial Facilities and Pollution
 Control Financing Authority IDR - Spring-Ford Knitting Company, Inc. Project     4,500         3.70       9/10/96       4,500

                                            See notes to financial statements.
18


------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
North Carolina State Ports Authority Exempt Facility Revenue - Jordan & Lumber
  Supply, Inc. Project                                                          $ 5,080         4.00%      9/10/96     $ 5,080
Robeson County, North Carolina Industrial Facilities and Pollution Control
 Financing Authority IDR - Core Industries, Inc. Project                          5,000         3.80       9/10/96       5,000
                                                                                                                       -------
                                                                                                                        17,080
NORTH DAKOTA 0.2%
Mercer County, North Dakota PCR - Minnesota Power & Light Company Project         3,160         4.10       9/15/96       3,160

OHIO 0.6%
Cuyahoga County, Ohio IDR:
  Edge Seal Technologies, Inc. and One Industry Drive, Inc. Project               2,960         4.10       9/10/96       2,960
  Motch Corporation Project                                                       4,000         4.00       9/10/96       4,000
Gallia County, Ohio IDR - Harsco Corporation Project                              3,500         4.05       9/10/96       3,500
                                                                                                                       -------
                                                                                                                        10,460
OREGON 1.3%
Oregon EDR:
  Eagle-Picher Industries, Inc. Project                                           6,400         3.80       9/10/96       6,400
  JAE Oregon, Inc. Project                                                        5,500         3.78       9/10/96       5,500
  Kyotaru Oregon, Inc. Project                                                    3,600         3.78       9/10/96       3,600
  Toyo Tanso USA, Inc. Project                                                    6,000         3.78       9/10/96       6,000
                                                                                                                       -------
                                                                                                                        21,500
PENNSYLVANIA 4.5%
Bucks County, Pennsylvania IDA - Double H Plastics, Inc. Project                  2,445         3.95       9/10/96       2,445
Harrisburg, Pennsylvania Authority Pooled Financing Revenue - Pennsylvania
  Pool Financing Fund                                                            50,000         3.80       9/10/96      50,000
Lycoming County, Pennsylvania IDA Manufacturing Facilities
  Revenue - Coastal Aluminum Rolling Mills, Inc. Project                          4,000         3.95       9/10/96       4,000
Mercer County, Pennsylvania IDA IDR - Penntecq, Inc. Project                      4,000         3.70       9/10/96       4,000
Montgomery County, Pennsylvania IDA - Laneko Engineering Company Project          2,595         3.95       9/10/96       2,595
Montgomery County, Pennsylvania  IDA IDR Refunding - Spring City Limited
 Partnership Project                                                              5,000         4.50       9/10/96       5,000
Philadelphia, Pennsylvania IDA Revenue - 30th Street Station Project              8,100         4.15       9/10/96       8,100
                                                                                                                       -------
                                                                                                                        76,140
RHODE ISLAND 0.2%
Rhode Island Industrial Facilities Corporation IDR - Lenox, Inc. Project          3,060         3.70       9/10/96       3,060

SOUTH CAROLINA 1.5%
Charleston County, South Carolina Industrial Revenue - Tandy Corporation Project  1,000         4.95       9/10/96       1,000
Richland County, South Carolina IDR - Ashland Oil Project                         1,400         5.28       9/10/96       1,400
Rock Hill, South Carolina Industrial Revenue - Willamette
 Industries, Inc. Project                                                         7,500         4.10       9/10/96       7,500
South Carolina Jobs EDA EDR - Glo-Tex Chemicals, Inc. Project                     3,000         4.00       9/10/96       3,000
South Carolina Jobs EDA IDR:
  Quoizel, Inc. Project                                                           8,000         4.00       9/10/96       8,000
  Roller Bearing Company of America, Inc. Project                                 5,000         4.36       9/10/96       5,000
                                                                                                                       -------
                                                                                                                        25,900
SOUTH DAKOTA 0.2%
Aberdeen, South Dakota IDR - Lomar Development Company Project                      360         4.30       9/10/96         360
Brookings, South Dakota IDR - Lomar Development Company Project                   2,160         4.20       9/10/96       2,160
Brookings, South Dakota IDR Refunding - Lomar Development Company Project           600         4.25       9/10/96         600
                                                                                                                       -------
                                                                                                                         3,120
TENNESSEE 1.2%
Blount County, Tennessee IDB IDR - Advanced Crystal Technology, Inc. Project      3,300         4.15       9/10/96       3,300
Carter County, Tennessee IDB MFHR Refunding - Willow Run Apartments Project       6,675         4.20       9/10/96       6,675
Coffee County, Tennessee Industrial Board Revenue - M-Tek Project                 2,700         4.65       9/10/96       2,700
Knox County, Tennessee Health, Educational and Housing Facilities
 Board Revenue - Holston Long Term Care Project                                   4,500         4.10       9/10/96       4,500
Memphis and Shelby County, Tennessee IDB IDR - Techno Steel Corporation Project   4,000         3.80       9/10/96       4,000
                                                                                                                       -------
                                                                                                                        21,175
TEXAS 3.0%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc. Project                   4,750         4.38       9/10/96       4,750
Azle, Texas IDA IDR - Tandy Corporation Project                                   3,000         4.66       9/10/96       3,000
Deer Park, Texas Port Development Corporation IDR - Ashland Oil, Inc. Project     4,700         5.28       9/10/96       4,700
Grand Prairie, Texas IDA IDR - Precision/API Ketema Project                       4,000         3.85       9/10/96       4,000
Longview, Texas Industrial Corporation IDR - Longview Guest Inn Project           2,600         3.95       9/10/96       2,600
Midlothian, Texas IDC PCR - Box-Crow Cement Company Project                      18,800         3.80       9/10/96      18,800
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project                     3,600         4.00       9/10/96       3,600
NCNB Pooled Tax-Exempt Trust COP                                                  2,975         4.13       9/10/96       2,975
                                            See notes to financial statements.
                                                                                                                                 19

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                    August 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Robstown, Texas IDC IDR - Concrete Pipe and Products Company, Inc. Project      $ 2,000         4.00%      9/10/96  $    2,000
Tarrant County, Texas IDC IDR - Al-Ko Southwest, Inc. Project                     2,000         4.15       9/10/96       2,000
Texas Small Business IDC IDR - Moulding Products, Inc. Project                    3,465         3.85       9/10/96       3,465
                                                                                                                    ----------
                                                                                                                        51,890
VIRGINIA 2.7%
Bedford County, Virginia IDA IDR - Nekoosa Packaging Corporation Project         20,300         4.10       9/10/96      20,300
Fairfax County, Virginia LaSalle National Bank LeaseTOPS Trust                    7,177         3.90       9/10/96       7,177
Oyster Point, Virginia Development Corporation MFHR - Jefferson Point
 Development Project                                                              5,200         3.90       9/10/96       5,200
Richmond, Virginia Redevelopment and Housing Authority Tobacco Row Revenue:
  Series B-4                                                                      7,000         3.70       9/10/96       7,000
  Series B-10                                                                     7,000         3.70       9/10/96       7,000
                                                                                                                    ----------
                                                                                                                        46,677
WASHINGTON 1.2%
Pierce County, Washington EDC - Brown & Haley Project                             2,215         4.82       9/10/96       2,215
Pierce County, Washington EDC Pooled Bond Program Industrial Revenue - America
  Nichirel Foods Project                                                          4,500         4.40       9/10/96       4,500
Pilchuck, Washington Development Public Corporation Industrial Revenue - Kohkoku
  USA, Inc. Project                                                               4,000         3.78       9/10/96       4,000
Port of Douglas County, Washington Development Corporation Revenue -
  Van Doren Sales Project                                                         5,000         3.70       9/10/96       5,000
Port Moses Lake, Washington Public Corporation Industrial Revenue - Basic
  American Foods Project                                                          4,200         3.90       9/10/96       4,200
                                                                                                                    ----------
                                                                                                                        19,915
WISCONSIN 1.8%
Amery, Wisconsin IDR - Plastech Corporation Project                               2,200         4.00       9/10/96       2,200
Ashwaubenon, Wisconsin IDR - Pioneer Metal Finishing, Inc. Project                2,040         4.00       9/10/96       2,040
Columbus, Wisconsin IDR - Maysteel Corporation Project                            2,000         4.00       9/10/96       2,000
Madison, Wisconsin IDR - Manchester Place Project                                 8,130         4.10       9/10/96       8,130
Menomonee Falls, Wisconsin IDR - Maysteel Corporation Project                     3,000         4.00       9/10/96       3,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue - Washington
  Square Phase III Project                                                        8,495         4.50       9/10/96       8,495
New London, Wisconsin IDR - Steel King Industries, Inc. Project                   4,390         3.95       9/10/96       4,390
                                                                                                                    ----------
                                                                                                                        30,255
WYOMING 0.9%
Campbell County, Wyoming IDR - Powder Basin Properties Project                    6,170         3.90       9/10/96       6,170
Lincoln County, Wyoming PCR - Champlin Petroleum Company Project                  1,750         4.75       9/10/96       1,750
Uinta County, Wyoming PCR - Champlin Petroleum Company Project                    7,775         4.75       9/10/96       7,775
                                                                                                                    ----------
                                                                                                                        15,695
                                                                                                                    ----------
TOTAL WEEKLY VARIABLE RATE PUT BONDS                                                                                 1,077,473

DAILY VARIABLE RATE PUT BONDS 2.9%
DELAWARE 0.5%
Delaware EDA Solid Waste Disposal and Sewage Facilities Revenue - Ciba-Geigy
  Corporation Project                                                             9,000         3.85       9/03/96       9,000

LOUISIANA 0.2%
West Baton Rouge, Louisiana Industrial District No. 3 Revenue - The Dow Chemical
  Company Project                                                                 2,600         4.00       9/03/96       2,600

MISSOURI 0.4%
Jackson County, Missouri Industrial Sewer Facilities Revenue -
  Chevron USA Project                                                             6,300         3.95       9/03/96       6,300

NEVADA 0.4%
Washoe County, Nevada Water Facilities Revenue - Sierra Pacific Power
  Company Project                                                                 6,500         3.95       9/03/96       6,500

TEXAS 0.7%
Harris County, Texas IDC PCR - Exxon Project                                      4,400         3.90       9/03/96       4,400
Sabine River Authority, Texas PCR - Texas Utilities Electric Company Project      8,300         3.85       9/03/96       8,300
                                                                                                                    ----------
                                                                                                                        12,700
MULTIPLE STATES 0.7%
Puttable Tax-Exempt Receipts, Series PPT-6                                       11,830         3.95       9/03/96      11,830
                                                                                                                    ----------
TOTAL DAILY VARIABLE RATE PUT BONDS                                                                                     48,930
                                                                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES 98.9%                                                                                1,690,239
Other Assets and Liabilities, Net 1.1%                                                                                  18,288
                                                                                                                    ----------
NET ASSETS 100.0%                                                                                                   $1,708,527
                                                                                                                    ==========

                                            See notes to financial statements.
20

--------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
                                                             (In Thousands)
--------------------------------------------------------------------------------
MUNICIPAL BONDS 42.7%
ARKANSAS 2.6%
Fayetteville, Arkansas Public Facilities Board
  Refunding and Improvement Revenue
  - Butterfield Trail Village Project:
  8.25%, Due 9/01/00                               $ 1,400      $ 1,402
  9.50%, Due 9/01/14                                 3,635        3,962
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06          4,575        4,575
                                                                -------
                                                                  9,939
CALIFORNIA 5.1%
California Hospital Revenue - Valley Health
  System Refunding and Improvement Project,
  5.50%, Due 5/15/00                                   740          733
Long Beach, California Harbor Revenue, 7.25%,
  Due 5/15/19                                        3,550        3,736
Los Angeles, California Unified School District
  Partnership - Multiple Properties Project, 5.40%,
  Due 11/01/09 (c)                                   1,000          964
Los Angeles, California Unified School District
  Refunding COP - Multiple Properties Project,
  5.625%, Due 11/01/13                               6,420        6,316
Santa Ana, California Community Redevelopment
  Refunding, 7.50%, Due 9/01/16                      3,000        3,083
Vallejo, California Housing Authority MFMR -
  Highlands Apartments Project, 5.00%,
  Due 6/01/99                                        4,690        4,702
                                                                -------
                                                                 19,534
COLORADO 1.1%
Central City, Gilpin County, Colorado Excise Tax
  Refunding, 5.40%, Due 12/01/00                     4,400        4,400

CONNECTICUT 3.0%
Connecticut Resources Recovery Authority
  Revenue - American REF-FUEL Company of
  Southeastern Connecticut Project, 8.00%,
  Due 11/15/15                                      10,800       11,678

FLORIDA 2.6%
Escambia County, Florida Escambia Housing
  Corporation Housing Revenue - Royal Arms
  Project, 7.00%, Due 7/01/99                        9,360        9,793
Florida Housing Finance Agency MFHR - Cypress
  Lake Apartment Project, 5.75%, Due 12/01/07          200          200
                                                                -------
                                                                  9,993
ILLINOIS 6.2%
Alton, Illinois Hospital Facilities Revenue &
  Refunding - St. Anthony's Health Center Project:
  4.65%, Due 9/01/98                                 1,350        1,338
  4.95%, Due 9/01/99                                 1,400        1,383
  5.00%. Due 9/01/01                                   850          823
  5.125%, Due 9/01/02                                1,320        1,272
  5.15%, Due 9/01/00                                 1,355        1,335
Hodgkins, Illinois GO Tax Allocation, 9.50%,
  Due 12/01/09                                       2,600        3,234
Illinois Health Facilities Authority Revenue
  Refunding - Carle Foundation,
  6.00%, Due 1/01/15                                 2,500        2,534
Illinois Health Facilities Authority Revenue
  Refunding - Westlake Community Hospital,
  7.875%, Due 1/01/13                                4,450        4,706
Romeoville, Will County, Illinois COP:
  7.30%, Due 12/01/99                                2,250        2,306
  7.30%, Due 12/01/00                                2,000        2,055
Sauget, St. Clair County, Illinois GO, 7.25%,
  Due 2/01/01                                        3,000        3,041
                                                                -------
                                                                 24,027

INDIANA 0.4%
Huntington, Indiana EDR Refunding - Quanex
  Corporation Project, 6.50%, Due 2/01/10            1,665        1,586

KANSAS 0.1%
Kansas City, Kansas Residual Revenue Capital
  Appreciation, Zero %, Due 5/01/12                  1,805          517

LOUISIANA 2.3%
Orleans, Louisiana Levee District Levee
  Improvement Refunding:
  8.25%, Due 11/01/14                                7,600        7,783
  8.25%, Due 11/01/15                                1,000        1,024
                                                                -------
                                                                  8,807
MASSACHUSETTS 0.3%
Massachusetts Industrial Finance Agency
  Industrial Revenue - John T. Spinelli Project,
  7.00%, Due 11/01/00                                  978          978

MICHIGAN 1.1%
Detroit, Michigan EDC Taxable Resource
  Recovery Revenue, 7.00%, Due 5/01/01               2,950        3,145
Pontiac, Michigan Hospital Financing Authority
  Hospital Revenue - NOMC Obligation Group:
  5.40%, Due 8/01/98                                   840          841
  5.60%, Due 8/01/99                                   200          200
                                                                -------
                                                                  4,186
MISSISSIPPI 0.6%
Stone County, Mississippi Urban Renewal
  Revenue - Phase III Redevelopment Project,
  5.00%, Due 4/16/19                                 2,500        2,494

NEVADA 0.1%
Henderson, Nevada Local Improvement Districts
  Number T-4, 6.00%, Due 11/01/01                      505          499

NEW JERSEY 3.7%
New Jersey EDA Senior Mortgage Revenue -
  Arbor Glen of Bridgewater Project:
  6.00%, Due 5/15/26                                 1,750        1,730
  7.00%, Due 5/15/06                                 9,675        9,433
New Jersey Health Care Facilities Financing
  Authority Revenue - Zurbrugg Memorial
  Hospital, 8.50%, Due 7/01/12                       3,165        3,297
                                                                -------
                                                                 14,460
NEW YORK 0.6%
Battery Park, New York City Authority Housing
  Revenue - FHA Insured Mortgage Loan, 5.75%,
  Due 6/01/23                                        2,500        2,428

OHIO 2.0%
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 9/15/97                                   555          566
  6.53%, Due 3/15/98                                   570          585
  6.53%, Due 9/15/98                                   590          610
  6.53%, Due 3/15/99                                   610          631
  6.53%, Due 9/15/99                                   630          654
Lorain County, Ohio IDR - Gilford Instrument
  Laboratories, Inc. Project, 5.25%, Due 7/01/14     1,000        1,013
Lucas County, Ohio Hospital Revenue Refunding -
  Riverside Hospital Project, 7.625%, Due 6/01/15    2,400        2,460
Ohio Department of Transportation COP -
  Rickenbacker Port, 6.125%, Due 4/15/15             1,150        1,170
                                                                -------
                                                                  7,689

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   August 31, 1996 (Unaudited)
-------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
                                                             (In Thousands)
--------------------------------------------------------------------------------
OREGON 0.6%
Washington County, Oregon Housing Authority
  Tax Credit - Bethany Meadows Project, 5.00%,
  Due 9/30/98                                       $2,260     $  2,271

PENNSYLVANIA 2.7%
Lancaster County, Pennsylvania Solid Waste
  Management Authority Resource Recovery
  System Revenue, 8.50%, Due 12/15/10                3,980        4,214
Philadelphia, Pennsylvania Hospitals and
  Higher Education Facilities Authority
  Revenue Refunding:
  5.50%, Due 7/01/00                                 4,165        4,175
  8.375%, Due 6/01/04                                1,840        1,990
                                                               --------
                                                                 10,379
TEXAS 3.7%
Bell County, Texas Health Facilities Development
  Corporation Revenue Refunding - Central Texas
  Pooled Health Care Loan Program, 4.75%,
  Due 10/01/98                                       5,000        4,994
Texas State Lease COP, 6.35%, Due 12/01/13           4,793        4,799
Texas Turnpike Authority Dallas North Tollway
  Revenue, 7.125%, Due 1/01/15                       3,675        3,882
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, 6.1875%, Due 9/01/07       500          496
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, Series A, 6.1875%,
  Due 9/01/07                                          305          303
                                                               --------
                                                                 14,474
UTAH 2.0%
Utah Associated Municipal Power Systems
  Revenue Refunding - Hunter Project, 5.50%,
  Due 7/01/12                                        8,000        7,760

WEST VIRGINIA 0.8%
Harrison County, West Virginia First Mortgage
  Medical Facilities Revenue Refunding - Salem
  Health Care Corporation Project, 9.875%,
  Due 6/01/10                                        1,005        1,033
Kanawha County, West Virginia County
  Commission IDR - Union Carbide Chemicals
  and Plastics Company, Inc. Project, 8.00%,
  Due 8/01/20                                        1,930        2,089
                                                               --------
                                                                  3,122
WISCONSIN 1.1%
Lac Courte Oreilles, Wisconsin Band of Lake
  Superior Chippewa Indians Public Purpose
  Infrastructure Revenue, 6.25%, Due 8/01/01         4,220        4,220
                                                               --------
TOTAL MUNICIPAL BONDS (COST $165,417)                           165,441

PUT BONDS 2.1%
MINNESOTA
St. Paul, Minnesota Port Authority CDR
  Refunding - Battle Creek Hotel Project, 4.95%,
  Due 7/01/12 (Putable at 100 and Rate Reset
  Effective 4/01/98) (e) (COST $7,970)               7,970        7,970

SHORT-TERM INVESTMENTS (a) 53.7%
MUNICIPAL BONDS 7.6%
CALIFORNIA 0.5%
Contra Costa County, California TRAN - West
  Contra Costa Unified School District, 5.00%,
  Due 1/24/97                                        2,000        2,000

CONNECTICUT 1.9%
Waterbury, Connecticut BAN, 4.65%, Due 2/19/97       3,250        3,264
Waterbury, Connecticut RAN, 4.95%, Due 9/24/96       4,000        4,002
                                                               --------
                                                                  7,266
IDAHO 1.9%
Boise City, Idaho Housing Authority RAN -
Hudgins Place Project, 5.25%, Due 2/28/97            7,350        7,402

ILLINOIS 1.2%
DuPage County, Illinois MFHR - Myerstown,
  LLC Project, 4.95%, Due 11/01/96                   4,530        4,537

MICHIGAN 0.1%
Pontiac, Michigan Hospital Financing Authority
  Hospital Revenue - NOMC Obligation Group,
  5.20%, Due 8/01/97                                   600          600

MISSOURI 1.6%
Branson, Missouri BAN - Water Treatment Plant
  Project, 5.25%, Due 5/31/97                        6,230        6,287

NEW YORK 0.1%
Orleans County, New York IDA IDR - Anchor
  Savings Bank FSB Project, 7.50%, Due 12/01/96        200          200

OHIO 0.3%
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 9/15/96                                   520          520
  6.53%, Due 3/15/97                                   535          541
                                                               --------
                                                                  1,061
                                                               --------
Total Municipal Bonds                                            29,353

MUNICIPAL COMMERCIAL PAPER 5.7%
UTAH
Tooele County, Utah Hazardous Waste Treatment
  Revenue - Union Pacific Corporation/
  USPCI, Inc. Project                                5,300        5,300
Tooele County, Utah Hazardous Waste Treatment
  Revenue - Union Pacific Corporation/
  USPCI, Inc. Project                               16,600       16,600
                                                               --------
Total Municipal Commercial Paper                                 21,900

PUT BONDS 6.9%
INDIANA 2.2%
Indianapolis, Indiana MFHR - Crossing Partners,
  L.P. Project, 4.50%, Due 3/01/31 (Putable at 100
  and Rate Reset Effective 10/01/96) (e)             8,700        8,700

LOUISIANA 2.7%
Louisiana Public Facilities Authority MFHR -
  Southfork Village Apartments Project, 8.00%,
  Due 11/01/05 (Putable at 100 and Rate Reset
  Effective 10/31/96) (e)                           10,500       10,544

PUERTO RICO 1.1%
Puerto Rico Highway and Transportation
  Authority Highway Revenue, 4.06%,
  Due 7/01/10 (Putable at 100 and Rate Reset
  Effective 9/24/96) (e)                             4,100        4,100

                       See notes to financial statements.

-------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
                                                             (In Thousands)
--------------------------------------------------------------------------------
WISCONSIN 0.9%
Milwaukee, Wisconsin Redevelopment Authority
  Revenue - Dynapro Thin Film Products, Inc.
  Project, 5.10%, Due 12/01/20 (Putable at 100
  and Rate Reset Effective 10/01/96) (e)           $ 3,300      $ 3,300
                                                                -------
Total Put Bonds                                                  26,644

ANNUAL PUT BONDS 0.6%
COLORADO 0.1%
Thornton, Colorado MFHR - Thornhill
  Farms Project (e)                                    500          502

ILLINOIS 0.4%
Illinois DFA Solid Waste Disposal Revenue -
  Horsehead Resource Development Company, Inc.
  Project (e)                                        1,500        1,502

OHIO 0.0%
Sharonville, Ohio IDR - Ralston Purina Company
  Project (e)                                          100          100

TENNESSEE 0.1%
Knox County, Tennessee 7.50% IDB IDR - Spartan
  Food Systems, Inc. Project                           200          200
Maryville, Tennessee 7.50% IDB IDR - Spartan
  Food Systems, Inc. Project                           200          201
                                                                -------
                                                                    401
                                                                -------
Total Annual Put Bonds                                            2,505

QUARTERLY VARIABLE RATE PUT BONDS 0.5%
WASHINGTON
Washington State Housing Finance Commission
  SFMR Refunding:
  Series S-1A                                          835          835
  Series S-2B                                          335          335
  Series S-3A                                          760          760
                                                                -------
Total Quarterly Variable Rate Put Bonds                           1,930

WEEKLY VARIABLE RATE PUT BONDS 27.2%
ALABAMA 1.0%
Birmingham, Alabama IDB IDR - Home Baking
  Company, Inc. Project                              3,890        3,890

CALIFORNIA 2.5%
Los Angeles County, California MFMR                  3,000        3,000
Pasadena, California Community Development
  Commission COP - Kings Plaza Project                 895          895
Pasadena, California Community Development
  Commission COP - Lake/Washington
  Neighborhood Shopping Center                       2,575        2,575
Riverside, California MFHR - Spruce Grove Project    3,360        3,360
                                                                -------
                                                                  9,830
FLORIDA 6.3%
Broward County, Florida HFA MFHR - Sawgrass
  Pines Apartments Project                           1,000        1,000
Dade County, Florida Solid Waste IDR - Montenay-
  Dade, Ltd. Project                                18,657       18,657
Marion County, Florida HFA MFHR - Belvedere
  Apartments Project                                 1,700        1,700
Marion County, Florida HFA MFHR - Oakhurst
  Apartments Project                                 3,000        3,000
                                                                -------
                                                                 24,357
ILLINOIS 1.1%
Illinois DFA IDA - Toyomenka (America),
  Inc. Project                                       2,200        2,200
Illinois DFA IDR - Sumitomo Machinery
  Corporation Project                                2,000        2,000
                                                                -------
                                                                  4,200
IOWA 0.8%
Creston, Iowa IDR - CF Processing, L.C. Project      3,190        3,190

MINNESOTA 2.1%
Maplewood, Minnesota Rental Housing Revenue -
  Carefree Cottages of Maplewood III Project           340          340
Plymouth, Minnesota MFHR - At The Lake
  Apartments Project                                 7,685        7,685
Vadnais Heights, Minnesota Rental Housing
  Revenue - Cottages of Vadnais Heights Project        210          210
                                                                -------
                                                                  8,235
MISSOURI 0.4%
Jefferson County, Missouri IDA Industrial Revenue
  Refunding - Festus Manor Nursing Home Project      1,620        1,620

NEVADA 0.1%
Nevada Department of Commerce IDR -
  Master-Halco, Inc. Project                           300          300

OHIO 1.5%
Ohio Housing Finance Agency Refunding -
  10 Wilmington Place Project                        5,910        5,910

OREGON 0.6%
Oregon EDR - Georgia-Pacific Corporation Project     2,200        2,200

PENNSYLVANIA 4.7%
Elk County, Pennsylvania IDA Solid Waste Disposal
  Revenue - Willamette Industries, Inc. Project      3,000        3,000
Philadelphia, Pennsylvania IDA Revenue - 30th
  Street Station Project                            15,000       15,000
                                                                -------
                                                                 18,000
SOUTH CAROLINA 1.8%
Abbeville County, South Carolina IDR - The Bibb
  Company Project                                    3,000        3,000
Marlboro County, South Carolina Solid Waste
  Disposal Facilities - Willamette Industries, Inc.
  Project                                            3,800        3,800
                                                                -------
                                                                  6,800
TENNESSEE 1.4%
Anderson County, Tennessee IDB Revenue -
  Becromal of America, Inc. Project                  2,000        2,000
Nashville and Davidson Counties, Tennessee IDB
  IDR Refunding - Perimeter Two, Ltd. Project        3,445        3,445
                                                                -------
                                                                  5,445
WASHINGTON 0.5%
Pierce County, Washington EDC Pooled Bond
  Program Industrial Revenue - America Nichirel
  Foods Project                                      2,000        2,000

WISCONSIN 0.6%
Pleasant Prairie, Wisconsin IDR - Chicago Lock
  Company Project                                    1,000        1,000
Rhinelander, Wisconsin Industrial Revenue - Lake
  Shore, Inc. Project                                1,500        1,500
                                                                -------
                                                                  2,500
                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   August 31, 1996 (Unaudited)
-------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
                                                             (In Thousands)
--------------------------------------------------------------------------------
WYOMING 0.2%
Lincoln County, Wyoming PCR - Champlin
  Petroleum Company Project                         $  570     $    570

MULTIPLE STATES 1.6%
Pooled Puttable Tax-Exempt Receipts - Series PP4     6,045        6,045
                                                               --------
Total Weekly Variable Rate Put Bonds                            105,092

DAILY VARIABLE RATE PUT BONDS 5.2%
ALABAMA 0.1%
Alabama IDA IDR - Sunshine Homes Project               220          220

CALIFORNIA 1.2%
San Diego, California Housing Authority MFHR -
  Oro Vista Apartments Project                       4,600        4,600

GEORGIA 0.2%
Peachtree City, Georgia Development Authority
  Revenue - FORMTEC, Inc. Project                    1,000        1,000

ILLINOIS 0.4%
Southwestern Illinois Development Authority Solid
  Waste Revenue - Shell Oil Company Wood
  River Project                                      1,600        1,600

NEW YORK 0.8%
New York Energy Research and Development
  Authority PCR - Niagara Mohawk Power
  Company Project                                    3,000        3,000

TEXAS 0.6%
Gulf Coast, Texas Waste Disposal Authority -
  Amoco Oil Company Project                          2,400        2,400

MULTIPLE STATES 1.9%
Puttable Tax-Exempt Receipts, Series PPT-6           7,510        7,510
                                                               --------
Total Daily Variable Rate Put Bonds                              20,330
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $207,634)                                               207,754
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $381,021) 98.5%                                         381,165
Other Assets and Liabilities, Net 1.5%                            5,752
                                                               --------
NET ASSETS 100.0%                                              $386,917
                                                               ========


FUTURES
-------
                                              UNDERLYING
                                              FACE AMOUNT       UNREALIZED
                                EXPIRATION      AT VALUE       DEPRECIATION
                                   DATE      (In Thousands)   (In Thousands)
--------------------------------------------------------------------------------
 Sold:
139  Municipal Bond Index Futures   9/96        ($15,798)        ($168)


--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND
                                                  SHARES OR     VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                   AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 63.0%
American Reinsurance Corporation Senior
  Subordinated Debentures, 10.875%, Due 9/15/04   $  4,915      $ 5,337
American Standard, Inc. Senior Debentures,
  11.375%, Due 5/15/04                              23,680       25,841
Auxiliare Credit Foncier Floating Rate Notes,
  5.4375%, Due 10/22/02                              3,000        2,887
Banesto Finance Limited Subordinated Floating
  Rate Notes, 6.5625%, Due 10/29/49                 10,000        9,750
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.6875%, Due 2/28/01         22,700       22,522
Bank of Scotland Variable Rate Subordinated
  Notes, 6.5625%, Due 8/29/49                       14,960       14,866
Boyd Gaming Corporation Senior Subordinated
  Notes, Series B, 10.75%, Due 9/01/03              23,952       24,970
CMS Energy Corporation Senior Deferred Coupon
  Notes, Series A, 9.50%, Due 10/01/97               6,000        6,140
Cablevision Industries Corporation Senior Notes,
  10.75%, Due 1/30/02                               37,605       40,331
Caesars World, Inc. Senior Subordinated
  Debentures, 8.875%, Due 8/15/02                    1,700        1,794
Chase Manhattan Corporation Floating Rate Notes,
  5.7188%, Due 12/30/09                             30,930       30,157
Citicorp Floating Rate Notes:
  5.625%, Due 11/27/35                              10,000        9,262
  6.50%, Due 5/01/04                                14,022       14,080
Coltec Industries, Inc. Debentures, 11.25%,
  Due 12/01/15                                         415          434
Contifinancial Corporation Senior Notes, 8.375%,
  Due 8/15/03                                        2,500        2,481
Domtar, Inc. Debentures, 11.25%, Due 9/15/17         2,900        3,081
First Bank System, Inc. Floating Rate
  Subordinated Notes, 5.6875%, Due 11/30/10
  (Putable at 100 on 11/30/00)                       6,980        7,008
Ford Motor Credit Debt Unit with Premium Call
  (Structured Enhanced Return Trusts 1995,
  Series R-20), 9.75%, Due 2/03/98 (Acquired
  2/08/95; Cost $4,998) (b)                          5,000        5,275
Genfinance Luxembourg Floating Rate
  Perpetual Eurobond:
  6.125%, Due 5/29/49                                9,000        9,000
  6.25%, Due 12/29/49                                5,000        5,000
Global Marine, Inc. Senior Secured Notes, 12.75%,
  Due 12/15/99                                       2,975        3,232
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 10.875%, Due 4/15/02          31,835       34,063
Health & Retirement Properties Trust Senior
  Floating Rate Notes, Series B, 6.4075%,
  Due 7/13/99                                       30,000       29,622
Hook-SupeRx, Inc. Senior Notes, 10.125%,
  Due 6/01/02                                       12,670       13,451
Lear Seating Corporation Senior Subordinated
  Notes, 11.25%, Due 7/15/00                         9,900       10,247
MGM Grand Hotel Finance Corporation First
  Mortgage Notes:
  11.75%, Due 5/01/99                                4,000        4,205
  12.00%, Due 5/01/02                               13,580       14,853
Magma Copper Company Senior Subordinated
  Notes, 12.00%, Due 12/15/01                       16,505       17,739
Marine Midland Banks, Inc. Floating Rate
  Subordinated Notes:
  5.6875%, Due 12/20/00                             12,500       12,398
  5.75%, Due 12/31/09                               21,460       20,602
McDermott International, Inc. Senior Notes,
  12.875%, Due 7/15/02                              11,000       12,265


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                  SHARES OR     VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                   AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
NBD Bancorp, Inc. Subordinated Floating Rate
  Notes, 5.75%, Due 12/18/05                       $23,505     $ 23,365
National Westminster Bank Floating Rate Notes,
  6.4875%, Due 9/29/49                              20,000       19,785
New American Capital, Inc. Notes, 9.60%,
  Due 1/12/99 (Acquired 3/22/96; Cost $10,604)(b)   10,000       10,580
New American Capital, Inc. Floating Rate Notes,
  Series C, 7.0625%, Due 4/12/00
  (Acquired 3/16/95; Cost $10,000)(b)               10,000       10,050
Newscorp Overseas Limited Floating Rate Debt
  Unit with Swap Agreement (Structured
  Enhanced Return Trusts 1995, Series R-27),
  6.482%, Due 6/30/99 (Acquired 6/12/95;
  Cost $27,120)(b)                                  28,250       25,425
Northwest Airlines, Inc. Guaranteed Senior Notes,
  12.091%, Due 12/31/00                                553          568
Nuevo Energy Company Senior Subordinated
  Notes, 12.50%, Due 6/15/02                         1,000        1,075
Okobank Subordinated Step-Up Perpetual
  Floating Rate Notes, 7.1375%, Due 10/29/49           550          561
Purity Supreme, Inc. Senior Secured Notes,
  Series B, 11.75%, Due 8/01/99                     15,980       17,126
Rogers Cantel Mobile, Inc., Guaranteed Senior
  Subordinated Notes, 11.125%, Due 7/15/02          15,000       15,844
Rogers Communications, Inc. Floating Rate Debt
  Unit with Premium Call (Medium Term
  Structured Enhanced Return Trusts 1995,
  Series R-25), 8.5297%, Due 6/21/98
  (Acquired 5/15/95; Cost $12,000)(b)               12,000       11,940
Rowan Companies, Inc. Senior Notes, 11.875%,
  Due 12/01/01                                       6,250        6,734
Royal Caribbean Cruises, Ltd. Senior Subordinated
  Notes, 11.375%, Due 5/15/02                        7,000        7,516
SCI Television, Inc. First Secured Loan Facility
  Variable Rate Notes, 8.50%, Due 6/30/98           12,000       12,060
SCI Television, Inc. Senior Secured Notes, 11.00%,
  Due 6/30/05                                       14,000       14,980
Santa Fe Pacific Gold Corporation Senior
  Debentures, 8.375%, Due 7/01/05                    9,000        8,843
Savannah Emerging Markets CBO
  Limited/Savannah Emerging Markets CBO
  Corporation Senior Secured Floating Rate
  Notes, 6.7477%, Due 7/25/09 (Acquired 7/12/96;
  Cost $9,940)(b)                                   10,000        9,950
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996,
  Series R-34), 6.4391%, Due 11/10/02
  (Acquired 5/23/96; Cost $25,000)(b)               25,000       25,000
System Energy Resources, Inc. First Mortgage
  Bonds, 11.375%, Due 9/01/16                        3,530        3,770
Tele Communications, Inc., Medium Term Notes:
  Tranche #58, 6.332%, Due 12/20/00                 10,000        9,922
  Tranche #59, 6.332%, Due 12/20/00                  4,975        4,938
Triton Energy Corporation Senior Subordinated
  Discount Notes, Zero %, Due 11/01/97              32,700       30,043
UCAR Global Enterprises, Inc. Floating Rate Term
  Loan, Tranche B, 7.625%, Due 11/17/02
  (Acquired 11/17/95; Cost $4,062)(b)                4,042        4,052
Union Bank of Norway Dual Basis Notes (Medium
  Term Structured Enhanced Return Trusts 1995,
  Series R-31) 6.6875%, Due 10/25/00 (Acquired
  11/06/95; Cost $15,000)(b)                        15,000       15,210
Van Kampen Merritt Companies, Inc. Senior
  Secured Notes, 9.75%, Due 2/15/03                  9,900       10,618
Varity Corporation Senior Notes, 11.375%,
  Due 11/15/98                                       6,040        6,099
Viacom International, Inc. Notes, 9.125%,
  Due 8/15/99                                       27,219       27,868
Viacom International, Inc. Reset Notes, 8.75%,
  Due 5/15/01 (Rate Reset Effective 5/15/98)           750          772
Wolverine Tube, Inc. Senior Subordinated Notes,
  10.125%, Due 9/01/02                              13,476       14,217
                                                               --------
TOTAL CORPORATE BONDS (COST $752,708)                           761,804

NON-AGENCY MORTGAGE &
  ASSET-BACKED SECURITIES 26.1%
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 7.4705%, Due 5/25/25                   3,979        4,059
Bellaire Finance, Inc. Commercial Mortgage
  Pass-Thru Trust Certificates, Class B, 9.32%,
  Due 2/20/08 (Acquired 3/01/96; Cost $6,090)(b)     5,800        6,032
California Federal Bank, A Federal Savings Bank
  of Los Angeles, Variable Rate Mortgage
  Pass-Thru Certificates, Series 1988 PAL-1,
  Class A, 7.3294%, Due 2/25/18                      2,379        2,376
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G,
  Class A-Z1, 9.50%, Due 12/25/21                    2,715        2,708
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru
  Certificates, Series 1992-MF10, Class A-1,
  7.375%, Due 12/22/02                               5,954        6,036
Equipment Pass-Thru Investment Certificates Trust
  Floating Rate Senior Certificates, Series 1996-1:
  Class A, 6.4688%, Due 9/25/09 (Acquired
  6/14/96; Cost $5,000)(b)                           5,000        5,000
  Class B, 7.2188%, Due 9/25/09 (Acquired
  7/01/96; Cost $5,500)(b)                           5,500        5,500
  Class C, 10.4688%, Due 9/25/03 (Acquired
  6/28/96; Cost $5,075)(b)                           5,000        5,075
The Equitable Life Assurance Society of the
  United States Collateralized Floating Rate
  Notes, Series D-2, 6.4719%, Due 5/15/03
  (Acquired 5/23/96-8/08/96; Cost $11,521)(b)       11,500       11,539
First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-MHC1:
  Class C, 6.5375%, Due 4/25/11                      9,600        9,624
  Class D, 7.1375%, Due 4/25/11                      5,200        5,206
Fund America Investors Corporation Variable
  Rate Senior Pass-Thru Certificates, Series
  1993-A, Class A-1, 7.4397%, Due 6/25/23           20,871       21,367
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series 1990-1,
  Class A, 6.9993%, Due 10/25/29                     2,387        2,396
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.1403%, Due 2/25/21 (Acquired
  4/18/96; Cost $23,092)(b)                         22,639       23,092
Homart Pooled Asset Financial Trust Floating
  Rate Collateral Trust Certificates:
  Class A-3, 7.3477%, Due 12/29/01 (Acquired
  12/21/93; Cost $10,000)(b)                        10,000        9,988
  Class A-4, 8.0977%, Due 12/29/01 (Acquired
  2/09/95; Cost $9,988)(b)                          10,000        9,988
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.50%,
  Due 8/17/23                                       13,292       13,174
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Pass-Thru Certificates,
  Series 1988-H, Class A, 9.70%, Due 6/15/08           277          281

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                  SHARES OR     VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                   AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate
  Pass-Thru Certificates:
  Series 1993-G, Class B, 5.40%, Due 12/15/13      $   373      $   370
  Series 1994-F, Class M, 6.50%, Due 4/15/19        16,497       15,932
  Series 1994-H, Class M, 6.50%, Due 6/15/19         5,000        4,870
Money Store Trust Variable Rate Asset-Backed
  Certificates, Series 1996-B, Class A-10, 5.7419%,
  Due 10/15/27                                         487          487
Morgan Stanley Capital I, Inc. Collateralized
  Mortgage Obligation, Series 86-C,
  Class C-4, 9.00%, Due 5/01/16                        878          897
Morgan Stanley Mortgage Trust Variable Rate
  Collateralized Mortgage Obligation, Series 35:
  Class 35-1, 6.025%, Due 4/20/21                    6,291        6,330
  Class 35-2, Interest Only, 7,417.25%, Due 4/20/21      4          581
NYCTL 1996-1 Trust Tax Lien Collateralized
  Bonds, Series 1996-1:
  Class B, 6.91%, Due 5/25/05 (Acquired 6/05/96;
  Cost $7,457)(b)                                    7,457        7,438
  Class C, 7.11%, Due 5/25/05 (Acquired 6/05/96;
  Cost $21)(b)                                          21           20
Prudential Home Mortgage Securities Company
  Mortgage Pass-Thru Certificates, Series 1995-2,
  Class A-3, 8.50%, Due 6/25/25                     15,843       15,865
Prudential Home Mortgage Securities Company
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1988-1, Class A, 7.6426%, Due 4/25/18       2,020        2,056
RTC Mortgage Pass-Thru Securities, Inc., Series
  1995-2, Class A-1A, 6.70%, Due 5/25/29             2,270        2,265
RTC Multifamily Variable Rate Mortgage
  Certificates, Series 1992-M2, Class B-1, 6.5875%,
  Due 3/25/20                                        5,017        4,976
RTC Variable Rate Mortgage Pass-Thru
  Certificates, Series 1992-6, Class A-3, 7.6143%,
  Due 1/25/26                                       13,366       13,549
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-6, Class B-9, 6.485%, Due 11/25/26     2,003        2,010
  Series 1995-1, Class B-5, 6.7627%, Due 10/25/28   23,730       23,493
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc. Manufactured Housing Certificates:
  Series 1992-MH1, Class A-1, 7.00%, Due 2/15/19       509          510
  Series 1992-MH1, Class B2, 5.8375%,
  Due 8/15/19 (Acquired 4/21/95; Cost $6,930)(b)     7,039        6,916
  Series 1992-MH2, Class A-1, 7.00%, Due 2/15/04       411          412
Ryland Acceptance Corporation IV Collateralized
  Mortgage Bonds, Series 53, Class 53-E, 10.00%,
  Due 10/25/18                                       2,859        2,987
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities,
  Series 1992-3, Class A-2, 7.328%, Due 6/25/20     19,156       19,300
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 7.65%, Due 11/25/30     18,834       18,811
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage Bonds,
  Series 2, Class 3-A, 12.0191%, Due 6/25/23         1,204        1,258
SML Commercial Mortgage Trust Variable Rate
  Pass-Thru Certificates, Series 1994-C1, Class A-1,
  6.4688%, Due 9/18/99                               8,000        8,009
Santa Barbara Savings & Loan Association
  California Real Estate Mortgage Investment
  Conduit Participation Certificates, Series 1988-A,
  Class 2, Principal Only, Due 9/01/18               1,364          989
Suncoast Collateralized Mortgage Obligation
  Trust III, Class C, 8.75%, Due 2/27/18             1,715        1,709
U-Haul Self-Storage Corporation Commercial
  Mortgage Asset Trust Pass-Thru Certificates,
  Series 1993-1, Class A1, 6.90%, Due 12/01/20
  (Acquired 12/02/93; Cost $2,370)(b)                2,370        2,376
Western Federal Savings & Loan Association
  Marina Del Rey California Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-4,
  Class A, 6.843%, Due 7/01/21                       7,392        7,429
                                                               --------
TOTAL NON-AGENCY MORTGAGE &
  ASSET-BACKED SECURITIES (COST $323,708)                       315,286

UNITED STATES GOVERNMENT
  AND AGENCY ISSUES 3.3%
FHLMC Participation Certificates:
  7.342%, Due 7/01/24                               17,833       18,240
  9.00%, Due 1/01/05                                   491          511
  9.50%, Due 8/01/19                                 2,065        2,203
  10.75%, Due 10/01/00                                  98          103
  11.00%, Due 10/01/00 thru 9/01/20                  2,028        2,246
  11.75%, Due 5/01/11 thru 6/01/11                   1,817        2,052
  12.00%, Due 9/01/11 thru 2/01/15                     704          800
  12.25%, Due 7/01/15                                1,211        1,375
  12.50%, Due 2/01/15                                  217          249
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  13.50%, Due 9/01/14                                   58           67
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, 7.53%, Due 12/01/17                  5,363        5,525
GNMA Guaranteed Pass-Thru Certificates:
  13.50%, Due 6/15/10 thru 11/15/14                    167          195
  15.00%, Due 8/15/11 thru 9/15/12                      51           60
United States Treasury Notes, 6.25%, Due 7/31/98     5,745        5,738
                                                               --------
TOTAL UNITED STATES GOVERNMENT AND
  AGENCY ISSUES (COST $38,659)                                   39,364

OPTIONS 0.1%
Merrill Lynch Capital Services, Inc. Swaption
  (The agreement to receive a fixed payment rate
  in exchange for the counterparty's right to sell
  New American Capital, Inc. 17.25% Cumulative
  Redeemable Preferred Stock at par to the
  investor; exercisable on 8/01/97.)                32,000          124
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of 100 beginning 4/09/04 and
  expiring 4/09/25.)                                32,667        1,503
                                                                -------
TOTAL OPTIONS (COST $1,513)                                       1,627

PREFERRED STOCKS 1.3%
Banco Central Hispanoamericano, SA Eurocap
  Preferred, 7.8391% (COST $15,270)                600,000       15,270

SHORT-TERM INVESTMENTS (a) 5.0%
COMMERCIAL PAPER 1.6%
DISCOUNTED 1.5%
Boston Edison Company, Due 9/03/96                  $9,000        9,000
Polysindo EKA Perkasa PT:
  Due 9/03/96                                3,000,000 IDR        1,281
  Due 11/20/96                               6,000,000 IDR        2,459
PT Texmaco Jaya, Due 11/20/96               13,000,000 IDR        5,326
                                                                -------
                                                                 18,066

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                  SHARES OR     VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                   AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
INTEREST BEARING, DUE UPON DEMAND 0.1%
American Family Financial Services, Inc., 5.03%    $   283   $      283
Johnson Controls, Inc., 5.05%                          510          510
                                                             ----------
                                                                    793
                                                             ----------
Total Commercial Paper                                           18,859

TIME DEPOSITS 0.8%
Citibank Nassau Time Deposit, 6.60%, Due 1/27/97    10,000       10,057

CORPORATE BONDS 2.5%
Arkla, Inc. Notes, 9.875%, Due 4/15/97               3,000        3,067
Tenet Healthcare Corporation Guaranteed
  Euro-Dollar Bonds, Zero %, Due 8/12/97             2,500        2,334
Texas New Mexico Power Company First
  Mortgage Bonds, Series T, 11.25%, Due 1/15/97     13,134       13,352
Tosco Corporation First Mortgage Bonds,
  Series A, 9.00%, Due 3/15/97                       8,000        8,118
USG Corporation Senior Notes, 8.00%,
  Due 12/15/96                                       3,980        4,005
                                                             ----------
Total Corporate Bonds                                            30,876

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills:
  Due 9/05/96 (c)                                      290          290
  Due 9/12/96 (c)                                       20           20
  Due 10/17/96 (c)                                      85           84
  Due 10/24/96 (c)                                      35           35
  Due 10/31/96 (c)                                      95           94
  Due 11/14/96 (c)                                      30           30
  Due 11/21/96 (c)                                     165          163
  Due 11/29/96 (c)                                      30           30
                                                             ----------
                                                                    746
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $60,479)                                                 60,538
                                                             ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,192,337) 98.8%                                     1,193,889
Other Assets and Liabilities, Net 1.2%                           14,584
                                                             ----------
NET ASSETS 100.0%                                            $1,208,473
                                                             ==========


FUTURES
-------
                                               UNDERLYING
                                              FACE AMOUNT      UNREALIZED
                                  EXPIRATION   AT VALUE       APPRECIATION
                                     DATE    (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
 Sold:
  550 Five-Year U.S. Treasury Notes  12/96      ($57,372)          $470
  116 Ten-Year U.S. Treasury Notes   12/96       (12,242)             4



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                             VALUE          UNREALIZED
                           SETTLEMENT       IN USD         DEPRECIATION
                              DATE       (In Thousands)   (In Thousands)
--------------------------------------------------------------------------------
Sold:
 3,000,000,000   IDR         9/04/96        ($1,280)          ($ 11)
19,000,000,000   IDR        11/21/96         (7,952)           (127)


                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                           NET ASSETS
--------------------------------------------------------------------------------
Non-Agency Single Family ............................  14.7%
Bank - Money Center .................................  13.6
Media - Radio/TV ....................................  10.2
Non-Agency Asset-Backed .............................   7.7
Leisure Service .....................................   7.2
Bank - Super Regional ...............................   5.9
U.S. Government and Agency ..........................   3.3
Electric Utility ....................................   2.7
Non-Agency Commercial ...............................   2.6
Oil - North American Exploration & Production .......   2.6
Real Estate .........................................   2.5
Diversified Operations ..............................   2.2
Media - Publishing ..................................   2.1
Bank - Regional .....................................   1.8
Savings & Loan ......................................   1.7
Metals & Mining .....................................   1.5
Retail - Food Chain .................................   1.4
Auto and Truck Parts ................................   1.4
Non-Agency Manufactured Housing .....................   1.3
Telecommunication Service ...........................   1.3
Metal Products & Fabrication ........................   1.2
Retail - Drug Store .................................   1.1
Brokerage & Investment Management ...................   1.1
Energy - Alternate Source ...........................   1.0
Oil - North American Integrated .....................   0.9
Yankee Corporate ....................................   0.8
Shoe & Apparel Manufacturing ........................   0.8
Precious Metal/Gem/Stone ............................   0.7
Non-Agency Multi Family .............................   0.6
Oil Well Equipment & Service ........................   0.6
Insurance - Property & Casualty .....................   0.4
Automobile ..........................................   0.4
Steel ...............................................   0.3
Housing Related .....................................   0.3
Paper & Forest Products .............................   0.3
Natural Gas Distribution ............................   0.3
Healthcare - Patient Care ...........................   0.2
Finance - Miscellaneous .............................   0.1
Other Assets and Liabilities, Net ...................   1.2
                                                      -----
Total                                                 100.0%
                                                      =====

                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
--------------------------------------------------------------------------------
United States .......................................  83.2%
United Kingdom ......................................   5.6
Spain ...............................................   2.1
Sweden ..............................................   2.1
Canada ..............................................   1.6
Norway ..............................................   1.3
Luxembourg ..........................................   1.1
Chile ...............................................   0.8
Indonesia ...........................................   0.8
France ..............................................   0.2
Other Assets and Liabilities, Net ...................   1.2
                                                      -----
Total                                                 100.0%
                                                      =====

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
LEGEND
------
(a) Cash equivalents includes any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)  Variable rate security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


ABBREVIATIONS
-------------
The following is a list of abbreviations which may be used in the Schedules of Investments in Securities:
BAN -- Bond  Anticipation  Notes
CDA -- Commercial Development Authority
CDR -- Commercial  Development Revenue
COP -- Certificates of  Participation
DFA -- Development Finance  Authority
EDA -- Economic Development Authority
EDC -- Economic Development  Corporation
EDFA -- Economic Development Finance Authority
EDR -- Economic  Development Revenue
GO -- General Obligation
HDA -- Housing  Development  Authority
HDC --  Housing  Development Corporation
HFA -- Housing Finance Authority
HFC -- Housing Finance  Corporation
IBA -- Industrial Building Authority
IBR -- Industrial  Building Revenue
IDA -- Industrial  Development  Authority
IDB -- Industrial  Development  Board
IDC -- Industrial  Development  Corporation
IDFA  --  Industrial  Development  Finance Authority
IDR --  Industrial  Development  Revenue
IFA --  Investment  Finance Authority
MFHR -- Multi-Family  Housing  Revenue
MFMR --  Multi-Family  Mortgage Revenue
PCR -- Pollution Control Revenue
RAN -- Revenue  Anticipation Notes
SFHR -- Single Family Housing Revenue
SFMR -- Single Family  Mortgage  Revenue
TAN -- Tax Anticipation Notes
TRAN -- Tax and Revenue Anticipation Notes


CURRENCY ABBREVIATIONS
----------------------
IDR  Indonesian Rupiah
USD  United States Dollar

                       See notes to financial statements.

STATEMENTS OF OPERATIONS

---------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended August 31, 1996 (Unaudited)
                                                                                                    (In Thousands)
                                                                                         STRONG HERITAGE        STRONG MUNICIPAL
                                                                                           MONEY FUND           MONEY MARKET FUND
                                                                                           ----------           -----------------
INTEREST INCOME                                                                              $35,617                $35,672
EXPENSES:
   Investment Advisory Fees                                                                    3,157                  4,325
   Custodian Fees                                                                                 43                     38
   Shareholder Servicing Costs                                                                   141                    466
   Reports to Shareholders                                                                       252                    416
   Federal and State Registration Fees                                                           288                     84
   Other                                                                                          49                     65
                                                                                             -------                -------
   Total Expenses before Waivers and Absorptions                                               3,930                  5,394
   Voluntary Expense Waivers and Absorptions by Advisor                                       (3,733)                    --
                                                                                             -------                -------
   Expenses, Net                                                                                 197                  5,394
                                                                                             -------                -------
NET INVESTMENT INCOME                                                                        $35,420                $30,278
                                                                                             =======                =======




                                                                                        STRONG MUNICIPAL             STRONG
                                                                                         ADVANTAGE FUND          ADVANTAGE FUND
                                                                                         --------------          --------------
INTEREST INCOME                                                                              $ 6,863                $38,249
EXPENSES:
   Investment Advisory Fees                                                                      823                  3,273
   Custodian Fees                                                                                 11                     51
   Shareholder Servicing Costs                                                                    51                    827
   Reports to Shareholders                                                                        44                    234
   Federal and State Registration Fees                                                            65                     97
   Other                                                                                          15                     46
                                                                                             -------                -------
   Total Expenses before Waivers and Absorptions                                               1,009                  4,528
   Voluntary Expense Waivers and Absorptions by Advisor                                       (1,009)                    --
                                                                                             -------                -------
   Expenses, Net                                                                                  --                  4,528
                                                                                             -------                -------
NET INVESTMENT INCOME                                                                          6,863                 33,721
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                                 (28)                  (997)
     Futures Contracts, Options and Forward Currency Contracts                                  (204)                    22
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                                 294                 (2,116)
     Futures Contracts, Options and Forward Currency Contracts                                  (168)                   451
                                                                                             -------                -------
NET LOSS                                                                                        (106)                (2,640)
                                                                                             -------                -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $ 6,757                $31,081
                                                                                             =======                =======
                                                                                                                               29

                                            See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
August 31, 1996 (Unaudited)
                                                                                         (In Thousands, Except Per Share Amounts)
                                                                                         STRONG HERITAGE        STRONG MUNICIPAL
                                                                                           MONEY FUND           MONEY MARKET FUND
                                                                                         ---------------        -----------------
ASSETS:
   Investments in Securities, at Amortized Cost                                            $1,529,671             $1,690,239
   Receivable from Brokers for Securities Sold                                                     --                 48,665
   Interest Receivable                                                                          6,178                 12,171
   Other Assets                                                                                    63                    229
                                                                                           ----------             ----------
   Total Assets                                                                             1,535,912              1,751,304
LIABILITIES:
   Payable to Brokers for Securities Purchased                                                     --                 37,380
   Dividends Payable                                                                            7,346                  5,340
   Accrued Operating Expenses and Other Liabilities                                                82                     57
                                                                                           ----------             ----------
   Total Liabilities                                                                            7,428                 42,777
                                                                                           ----------             ----------
NET ASSETS                                                                                 $1,528,484             $1,708,527
                                                                                           ==========             ==========
Capital Shares Outstanding (Unlimited Number Authorized)                                    1,528,484              1,708,527

NET ASSET VALUE PER SHARE                                                                       $1.00                  $1.00
                                                                                                =====                  =====

                                                                                        STRONG MUNICIPAL             STRONG
                                                                                         ADVANTAGE FUND          ADVANTAGE FUND
                                                                                        ----------------         --------------
ASSETS:
   Investments in Securities, at Value (Cost of $381,021 and $1,192,337, respectively)     $  381,165             $1,193,889
   Receivable from Brokers for Securities and
     Forward Foreign Currency Contracts Sold                                                   11,736                 13,714
   Interest Receivable                                                                          4,347                 17,746
   Other Assets                                                                                   113                  1,495
                                                                                           ----------             ----------
   Total Assets                                                                               397,361              1,226,844
LIABILITIES:
   Payable to Brokers for Securities Purchased                                                  8,700                 11,731
   Dividends Payable                                                                            1,668                  6,499
   Accrued Operating Expenses and Other Liabilities                                                76                    141
                                                                                           ----------             ----------
   Total Liabilities                                                                           10,444                 18,371
                                                                                           ----------             ----------
NET ASSETS                                                                                 $  386,917             $1,208,473
                                                                                           ==========             ==========
Capital Shares Outstanding (Unlimited Number Authorized)                                       77,435                120,767

NET ASSET VALUE PER SHARE                                                                       $5.00                 $10.01
                                                                                                =====                 ======

                                            See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                                (In Thousands)

                                                       STRONG HERITAGE                            STRONG MUNICIPAL
                                                         MONEY FUND                               MONEY MARKET FUND
                                             --------------------------------   ------------------------------------------------
                                             SIX MONTHS ENDED    PERIOD ENDED   SIX MONTHS ENDED    PERIOD ENDED      YEAR ENDED
                                               AUG. 31, 1996     FEB. 29, 1996    AUG. 31, 1996     FEB. 29, 1996    DEC. 31, 1995
                                               -------------     -------------    -------------     -------------    -------------
                                                (UNAUDITED)        (NOTE 1)        (UNAUDITED)        (NOTE 1)

OPERATIONS:
   Net Investment Income                        $   35,420         $ 18,955        $   30,278        $    9,039       $   52,328

CAPITAL SHARE TRANSACTIONS                         586,431          941,953            99,622           192,463          155,825

DISTRIBUTIONS:
   From Net Investment Income                      (35,420)         (18,955)          (30,278)           (9,039)         (52,328)
                                                ----------         --------        ----------        ----------       ----------
TOTAL INCREASE IN NET ASSETS                       586,431          941,953            99,622           192,463          155,825

NET ASSETS:
   Beginning of Period                             942,053              100         1,608,905         1,416,442        1,260,617
                                                ----------         --------        ----------        ----------       ----------
   End of Period                                $1,528,484         $942,053        $1,708,527        $1,608,905       $1,416,442
                                                ==========         ========        ==========        ==========       ==========




                                                      STRONG MUNICIPAL                                 STRONG
                                                       ADVANTAGE FUND                              ADVANTAGE FUND
                                             ---------------------------------  --------------------------------------------------
                                             SIX MONTHS ENDED    PERIOD ENDED   SIX MONTHS ENDED    PERIOD ENDED      YEAR ENDED
                                               AUG. 31, 1996     FEB. 29, 1996    AUG. 31, 1996     FEB. 29, 1996    DEC. 31, 1995
                                               -------------     -------------    -------------     -------------    -------------
                                                (UNAUDITED)        (NOTE 1)        (UNAUDITED)        (NOTE 1)
OPERATIONS:
   Net Investment Income                        $    6,863         $    531        $   33,721        $   10,186       $   59,697
   Net Realized Gain (Loss)                           (232)               1              (975)              702           (5,847)
   Change in Unrealized Appreciation/
      Depreciation                                     126             (150)           (1,665)           (1,464)          10,677
                                                ----------         ---------       ----------        ----------       ----------
   Increase in Net Assets Resulting
      from Operations                                6,757              382            31,081             9,424           64,527

CAPITAL SHARE TRANSACTIONS                         254,530          132,642           211,326            10,812           74,507

DISTRIBUTIONS:
   From Net Investment Income                       (6,863)            (531)          (33,714)          (10,157)         (59,697)
   In Excess of Net Investment Income                   --               --                --                --             (144)
                                                ----------         --------         ---------        ----------       ----------
TOTAL INCREASE IN NET ASSETS                       254,424          132,493           208,693            10,079           79,193

NET ASSETS:
   Beginning of Period                             132,493               --           999,780           989,701          910,508
                                                ----------         --------        ----------        ----------       ----------
   End of Period                                $  386,917         $132,493        $1,208,473        $  999,780       $  989,701
                                                ==========         ========        ==========        ==========       ==========

                                                                                                                                  31

                                            See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1996 (Unaudited)

1.   ORGANIZATION
     The accompanying  financial statements represent the Strong Cash Management
     Funds,  which  include  the  following  diversified,   open-end  management
     investment companies registered under the Investment Company Act of 1940:

     _ Strong Heritage Money Fund (a series of Strong  Heritage  Reserve Series,
        Inc.)
     _ Strong  Municipal Money Market Fund (a series of Strong  Municipal Funds,
        Inc.)
     _ Strong  Municipal  Advantage  Fund (a series of Strong  Municipal  Funds,
        Inc.)
     _ Strong Advantage Fund, Inc.

     The Board of Directors approved changing the Strong Municipal Money Market Fund and the Strong Advantage Fund, Inc. fiscal year-ends from December 31 to February 29 in 1995. Inception dates for the Strong Heritage Money Fund and the Strong Municipal Advantage Fund were June 29, 1995 and November 30, 1995, respectively.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation-- Securities of the Strong Municipal Advantage Fund and the Strong Advantage Fund, Inc. are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in the Strong Heritage Money Fund and the Strong Municipal Money Market Fund are valued at amortized cost, which approximates current value. Amortized cost for Federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at August 31, 1996 were as follows (in thousands):
                                      STRONG HERITAGE                STRONG
                                        MONEY FUND               ADVANTAGE FUND
                                        ----------               --------------
          Aggregate Fair Value          $176,004                   $210,446
          Aggregate Cost                 175,011                    211,768
          Percent of Net Assets            11.5%*                     17.4%**
          *Of these securities which are restricted to resale, 100% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.
          **Of these securities which are restricted to resale, 51.2% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------
August 31, 1996 (Unaudited)

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of August 31, 1996 were as follows (in thousands):

                                              STRONG HERITAGE      STRONG MUNICIPAL      STRONG MUNICIPAL           STRONG
                                                MONEY FUND         MONEY MARKET FUND      ADVANTAGE FUND        ADVANTAGE FUND
                                                ----------         -----------------      --------------        --------------
     Capital Stock                              $1,528,484             $1,708,527             $387,172             $1,215,100
     Undistributed Net Investment Income                --                     --                   --                      6
     Undistributed Net Realized Loss                    --                     --                 (231)                (8,521)
     Net Unrealized Appreciation (Depreciation)         --                     --                  (24)                 1,888
                                                ----------             ----------            ---------             ----------
                                                $1,528,484             $1,708,527             $386,917             $1,208,473
                                                ==========             ==========             ========             ==========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the six months ended August 31, 1996, the period ended February 29, 1996 and the year ended December 31, 1995 were as follows (in thousands):

                                                    AUGUST 31, 1996         FEBRUARY 29, 1996       DECEMBER 31, 1995
                                                    ---------------         -----------------       -----------------
                                                   SHARES     DOLLARS      SHARES     DOLLARS      SHARES     DOLLARS
                                                   ------     -------      ------     -------      ------     -------
     STRONG HERITAGE MONEY FUND
     Shares Sold                                1,445,353  $1,445,353    1,417,145 $1,417,145
     Dividends Reinvested                          29,816      29,816       13,892     13,892
     Shares Redeemed                             (888,738)   (888,738)    (489,084)  (489,084)
                                                ---------  ----------    --------- ----------
                                                  586,431  $  586,431      941,953 $  941,953
                                                =========  ==========    ========= ==========

     STRONG MUNICIPAL MONEY MARKET FUND
     Shares Sold                                1,480,207  $1,480,207      700,050 $  700,050    2,581,413 $2,581,413
     Dividends Reinvested                          28,062      28,062        9,703      9,703       48,824     48,824
     Shares Redeemed                           (1,408,647) (1,408,647)    (517,290)  (517,290)  (2,474,412)(2,474,412)
                                               ----------  ----------     --------   --------   ---------- ----------
                                                   99,622  $   99,622      192,463 $  192,463      155,825 $  155,825
                                               ==========  ==========      ======= ==========   ========== ==========

     STRONG MUNICIPAL ADVANTAGE FUND
     Shares Sold                                   76,414  $  381,339       28,453 $  142,671
     Dividends Reinvested                             957       4,778           26        131
     Shares Redeemed                              (26,389)   (131,587)      (2,026)   (10,160)
                                                  -------    --------       ------    -------
                                                   50,982  $  254,530       26,453 $  132,642
                                                   ======  ==========       ====== ==========

     STRONG ADVANTAGE FUND
     Shares Sold                                   54,975  $  550,099       15,171 $  152,433       79,688 $  797,729
     Dividends Reinvested                           2,820      28,225          938      9,418        5,253     52,563
     Shares Redeemed                              (36,673)   (366,998)     (15,034)  (151,039)     (77,565)  (775,785)
                                                  -------    --------      -------   --------      -------   --------
                                                   21,122  $  211,326        1,075 $   10,812        7,376 $   74,507
                                                  =======  ==========      ======= ==========      ======= ==========
                                                                                                                                 33

--------------------------------------------------------------------------------
August 31, 1996 (Unaudited)

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Heritage Money Fund and Strong Municipal Money Market Fund .50%, Strong Municipal Advantage Fund and Strong Advantage Fund .60%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders. Certain information regarding related party transactions for the period ended August 31, 1996, excluding the effect of waivers and absorptions, is as follows (in thousands):

                                              STRONG HERITAGE      STRONG MUNICIPAL      STRONG MUNICIPAL           STRONG
                                                MONEY FUND         MONEY MARKET FUND      ADVANTAGE FUND        ADVANTAGE FUND
                                                ----------         -----------------      --------------        --------------
     Payable to Advisor at August 31, 1996          $95                   $15                  $76                    $87
     Other Shareholder Servicing Expenses
          Paid to Advisor                             4                    12                    1                     12
     Unaffiliated Directors' Fees                     6                    12                    1                      9

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the period ended August 31, 1996 were as follows (in thousands):
                                      STRONG MUNICIPAL          STRONG
                                       ADVANTAGE FUND        ADVANTAGE FUND
                                       --------------        --------------
     Purchases:
       U.S. Government and Agency        $   --                $ 37,556
       Other                              150,073               791,127
     Sales:
       U.S. Government and Agency            --                60,298
       Other                               50,412               590,113


7.   INCOME TAX INFORMATION
     At August 31, 1996, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows (in thousands):
                                     STRONG MUNICIPAL                STRONG
                                      ADVANTAGE FUND             ADVANTAGE FUND
                                      --------------             --------------
     Aggregate Investment Cost           $381,033                 $1,192,345
                                         ========                 ==========
     Aggregate Unrealized
       Appreciation                      $  1,020                 $    6,815
       Depreciation                          (888)                    (5,271)
                                         --------                 ----------
                                         $    132                 $    1,544
                                         ========                 ==========
34

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                  SIX MONTHS    PERIOD ENDED
                                                 ENDED AUG. 31    FEB. 29
STRONG HERITAGE MONEY FUND                          1996(a)       1996(b)
                                                    -------       -------
                                                  (UNAUDITED)     (NOTE 1)
SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    1.00     $    1.00

   Net Investment Income                               0.03          0.04
   Distributions from Net Investment Income           (0.03)        (0.04)
                                                   ---------    ---------
NET ASSET VALUE, END OF PERIOD                    $    1.00     $    1.00
                                                  ==========    =========

TOTAL RETURN                                           +2.8%        +4.1%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)          $1,528,484    $ 942,053
Ratio of Expenses to Average Net Assets                 0.0%*        0.0%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                      0.6%*        0.6%*
Ratio of Net Investment Income to Average Net Assets    5.6%*        5.9%*



                                                SIX MONTHS    PERIOD ENDED
                                               ENDED AUG.31     FEB. 29
STRONG MUNICIPAL MONEY MARKET FUND               1996(a)        1996(c)       1995        1994        1993        1992
                                                 -------        -------       ----        ----        ----        ----
                                               (UNAUDITED)      (NOTE 1)
SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     1.00   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00

   Net Investment Income                              0.02         0.01        0.04        0.03        0.02        0.03
   Distributions from Net Investment Income(d)       (0.02)       (0.01)      (0.04)      (0.03)      (0.02)      (0.03)
                                                     -----        -----       -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD                  $     1.00   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                                ==========   ==========  ==========  ==========  ==========  ==========

TOTAL RETURN                                         +1.8%        +0.6%       +4.1%       +2.9%       +2.5%       +3.4%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)        $1,708,527   $1,608,905  $1,416,442  $1,260,617  $1,172,560  $1,105,491
Ratio of Expenses to Average Net Assets               0.6%*        0.6%*       0.6%        0.6%        0.7%        0.7%
Ratio of Expenses to Average Net Assets
   Without Waivers                                    0.6%*        0.6%*       0.6%        0.6%        0.7%        0.7%
Ratio of Net Investment Income to Average Net Assets  3.5%*        3.6%*       4.0%        2.9%        2.5%        3.3%





STRONG MUNICIPAL MONEY MARKET FUND                   1991         1990       1989        1988        1987
                                                     ----         ----       ----        ----        ----

SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   1.00    $    1.00   $   1.00     $   1.00    $   1.00

   Net Investment Income                             0.05         0.06       0.06         0.05        0.05
   Distributions from Net Investment Income(d)      (0.05)       (0.06)     (0.06)       (0.05)      (0.05)
                                                    -----        -----      -----        -----       -----
NET ASSET VALUE, END OF PERIOD                   $   1.00    $    1.00   $   1.00     $   1.00    $   1.00
                                                 ========    =========   ========     ========    ========

TOTAL RETURN                                        +5.2%       +6.1%      +6.1%        +5.2%       +4.7%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)         $782,482    $ 218,205   $ 73,802     $ 77,465    $ 59,085
Ratio of Expenses to Average Net Assets              0.7%        0.8%       0.9%         0.8%        0.6%
Ratio of Expenses to Average Net Assets
   Without Waivers                                   0.7%        0.8%       0.9%         0.8%        1.0%
Ratio of Net Investment Income to Average Net Assets 5.0%        6.0%       5.9%         5.0%        4.7%


 *   Calculated on an annualized basis.
(a)  Total return is not annualized.
(b) For the period from June 29, 1995 (inception) to February 29, 1996. Total return is not annualized.
(c) For the two month period ended February 29, 1996. Total return is not annualized.
(d)  Tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
                                                SIX MONTHS    PERIOD ENDED
                                               ENDED AUG. 31    FEB. 29
STRONG MUNICIPAL ADVANTAGE FUND                   1996(a)       1996(b)
                                                 ----------     -------
                                                 (UNAUDITED)    (NOTE 1)
SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    5.01    $   5.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                              0.13        0.06
   Net Realized and Unrealized Gains
      (Losses) on Investments                        (0.01)       0.01
                                                     -----        ----
Total from Investment Operations                      0.12        0.07
LESS DISTRIBUTIONS:
   From Net Investment Income                        (0.13)      (0.06)
                                                     -----       -----
Total Distributions                                  (0.13)      (0.06)
                                                     -----       -----
NET ASSET VALUE, END OF PERIOD                  $     5.00    $   5.01
                                                ==========    ========

TOTAL RETURN                                         +2.4%       +1.4%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)        $  386,917    $132,493
Ratio of Expenses to Average Net Assets               0.0%*       0.0%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                    0.7%*       0.7%*
Ratio of Net Investment Income to Average Net Assets  5.0%*       4.9%*
Portfolio Turnover Rate                              40.6%       17.1%


                                               SIX MONTHS   PERIOD ENDED
                                              ENDED AUG. 31   FEB. 29
STRONG ADVANTAGE FUND                             1996(a)      1996(c)       1995         1994        1993         1992
                                              ------------- ------------     ----         ----        ----         ----
                                               (UNAUDITED)    (NOTE 1)
SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.03   $   10.04    $    9.98    $   10.19   $   10.01     $   9.90
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                              0.31        0.10         0.67         0.55        0.59         0.70
   Net Realized and Unrealized Gains
      (Losses) on Investments                        (0.02)      (0.01)        0.06        (0.19)       0.18         0.11
                                                     -----       -----         ----        -----        ----         ----
Total from Investment Operations                      0.29        0.09         0.73         0.36        0.77         0.81
LESS DISTRIBUTIONS:
   From Net Investment Income                        (0.31)      (0.10)       (0.67)       (0.55)      (0.59)       (0.70)
   In Excess of Net Realized Gains                      --          --           --        (0.02)         --           --
                                                     -----       -----        -----        -----       -----        -----
Total Distributions                                  (0.31)      (0.10)       (0.67)       (0.57)      (0.59)       (0.70)
                                                     -----       -----        -----        -----       -----        -----
NET ASSET VALUE, END OF PERIOD                  $    10.01   $   10.03    $   10.04    $    9.98   $   10.19    $   10.01
                                                ==========   =========    =========    =========   =========    =========

TOTAL RETURN                                         +3.0%       +0.9%       +7.5%        +3.6%       +7.9%        +8.4%



RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)        $1,208,473   $999,780     $989,701     $910,508    $415,465     $272,348
Ratio of Expenses to Average Net Assets               0.8%*       0.8%*       0.8%         0.8%        0.9%         1.0%
Ratio of Expenses to Average Net Assets
   Without Waivers                                    0.8%*       0.8%*       0.8%         0.8%        0.9%         1.0%
Ratio of Net Investment Income to Average Net Assets  6.2%*       6.3%*       6.6%         5.6%        5.8%         7.0%
Portfolio Turnover Rate                              61.8%       17.2%      183.7%       221.0%      304.8%       316.1%




STRONG ADVANTAGE FUND                              1991         1990         1989       1988(d)
                                                   ----         ----         ----       -------

SELECTED PER-SHARE DATA
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   9.67    $   9.87     $  10.00    $    9.99
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                             0.76        0.83         1.03         0.09
   Net Realized and Unrealized Gains
      (Losses) on Investments                        0.23       (0.20)       (0.13)        0.01
                                                     ----       -----        -----         ----
Total from Investment Operations                     0.99        0.63         0.90         0.10
LESS DISTRIBUTIONS:
   From Net Investment Income                       (0.76)      (0.83)       (1.03)       (0.09)
   In Excess of Net Realized Gains                     --          --           --           --
                                                    -----       -----        -----        -----
Total Distributions                                 (0.76)      (0.83)       (1.03)       (0.09)
                                                    -----       -----        -----        -----
NET ASSET VALUE, END OF PERIOD                   $   9.90    $   9.67     $   9.87    $   10.00
                                                 ========    ========     ========    =========

TOTAL RETURN                                       +10.6%       +6.6%        +9.4%        +1.0%



RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)         $143,215    $119,189     $142,807    $   7,544
Ratio of Expenses to Average Net Assets              1.2%        1.2%         1.1%         1.1%*
Ratio of Expenses to Average Net Assets
   Without Waivers                                   1.2%        1.2%         1.2%         1.7%*
Ratio of Net Investment Income to Average Net Assets 7.8%        8.5%        10.0%        11.1%*
Portfolio Turnover Rate                            503.0%      274.1%       211.3%        22.9%



 *   Calculated on an annualized basis.
(a)  Total return and portfolio turnover rate are not annualized.
(b) For the period from November 30, 1995 (inception) to February 29, 1996. Total return and portfolio turnover rate are not annualized.
(c) For the two month period ended February 29, 1996. Total return and portfolio turnover rate are not annualized.
(d) Inception date is November 25, 1988. Total return and portfolio turnover rate are not annualized.

                             SHAREHOLDER PRIVILIGES*

                                  STRONG FUNDS
                             [PICTURE OF TELEPHONE]
                                24-HOUR SERVICE

TELEPHONE  PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                                  STRONG FUNDS
                            [PICTURE OF DOLLAR SIGN]
                               AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    For more information about these privileges, call us at 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

 * Each Fund reserves the right to terminate or modify any of these privileges.

                                                                     Bulk Rate
                                                                    U.S. Postage
                                                                          PAID
                                                                   Milwaukee, WI
                                                                 Permit No. 2652

                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030.

                       TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863.

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                              [Strong Funds Logo]
                        STRONG FUNDS DISTRIBUTORS, INC.
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                          http://www.strong-funds.com

                                                                        3615I96O